UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2011

Item 1.  Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

4	President’s Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
34	Financial Highlights
39	Explanation of Financial Tables
41	Proxy Voting and Availability of Quarterly Portfolio Holdings
41	Basis for Board’s Approval of Investment Advisory Contracts

Dear Shareholders:

     The financial markets ended the six-month reporting period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) initially buoyed the markets, which were further bolstered by the extension in December of the Bush-era tax cuts for all income levels. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of energy soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a stock market sell-off before equities rebounded strongly in the final two weeks of the reporting period.

Markets Continue to Pick Up Steam

The stock market generally continued its upward momentum throughout the six-month period—with help from a strong fourth-quarter earnings season. Both U.S. growth- and value-oriented stocks reported significant gains across all capitalizations. In fact, the large-cap Russell 1000 Index and Standard & Poor’s 500 Index rose 18.13% and 17.31%, respectively, for the six-month period. Small- and mid-cap indices posted even higher returns as investors’ appetite for risk continued to strengthen.

However, continued uncertainty about the sovereign debt situation in some European countries as well as a drag from emerging markets tempered returns abroad, with the MSCI EAFE Index of international stocks returning 10.33% for the six-month period. Also, corporate bonds edged down slightly for the period, with the Barclays Capital U.S. Credit Index returning -0.98%. Money market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate low.

Board Diversity and Company Competitiveness

At Calvert, we believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace and to potentially outperform their peers. As a result, we continue to use our role as sustainable and responsible investors to encourage companies to clearly define diversity as inclusive of gender, ethnic, and racial backgrounds and to publicly commit to increasing diversity—on their boards and throughout their organizations.

We celebrated the first anniversary of the publication of the Women’s Empowerment Principles (WEP) and the 100th anniversary of International Women’s Day in March with a two-day event sponsored by the United Nations

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Women and the United Nations Global Compact. The WEP were established through collaboration between the United Nations Women and the United Nations Global Compact in March 2010. Calvert continues to be an integral player in furthering the adoption of the WEP across the globe. In fact, more than 140 CEOs worldwide have signed a statement of support for the WEP, in part due to Calvert’s efforts.

Also, our October 2010 diversity report “Examining the Cracks in the Ceiling” has been making news by being cited in more than 40 articles from outlets such as The Washington Post, Forbes, and The New York Times. While we are pleased to see such strong media interest in this topic, we’re even more pleased that the report has led to Calvert having conversations with more than a dozen companies about their diversity scores and actions they can take to improve their overall diversity performance.

Opportunities and Challenges Ahead

Overall, we are encouraged by the market’s ability to move ahead despite the recent troubles in the Middle East and Japan, and we expect a slow, gradual economic recovery to continue throughout the remainder of the year. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market should limit gains. Energy prices will remain a challenge until we see more resolution of the issues in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we are optimistic and believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks that may lie ahead.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

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As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc. As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

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SRI Update

from the Calvert Sustainability Research Department

Responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Corporate & Board Diversity

The newly released version of the Calvert report, “Examining the Cracks in the Ceiling: A Survey of Corporate Diversity Practices of the S&P 100,” revealed that women are still significantly underrepresented on corporate boards (18%) and in C-level executive positions (8.4%)—despite comprising more than half the workforce.

Another disappointment was learning that 37% of the companies disclose no demographic data on employees—such as race, ethnicity and gender—which is necessary to evaluate a company’s progress. Only eight companies disclose full EEO-1 data, which is a full breakdown of the workforce by race and gender across employment categories.

As an investor, Calvert believes companies that combine competitive financial performance with fair and equitable working environments—where diversity is not only tolerated but embraced—are more likely to recognize gains in both the workplace and marketplace and be better positioned to generate long-term value for their shareholders.

Green Homebuilding

In October, Calvert released “A Green Recovery for America’s Homebuilders? A Survey of Sustainable Practices by the Homebuilding Industry.” This updated version of our 2008 report on America’s 10 largest publicly traded homebuilders shows they have started to improve their policies and practices related to the environment and resources, but much progress remains to be seen.

Out of 42 possible points, the average total sustainability score was just over six points, or 15%. All 10 homebuilders have made some effort to develop environmental policies or practices or offer environmental products. However, there is a big difference in the level of commitment to sustainability and the penetration of “green” homes in each company’s product mix.

In the homebuilder rankings, KB Home and Pulte remained in the top two spots, while Meritage Homes and Toll Brothers had the biggest improvements—each moving up five spots. DR Horton and Ryland Homes fell back four and three places, respectively.

Climate Change

Calvert has continued its corporate engagement and policy work in support of energy efficiency, alternative energy, and reductions in greenhouse gas emissions. We have also been ramping up our work on climate change adaptation. Leading scientists believe that

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even if we stop producing greenhouse gasses tomorrow, a certain amount of climate change will still happen because of the carbon dioxide and other pollutants already in the atmosphere.

As a result, Calvert has been collaborating with Oxfam America to highlight the risks U.S. companies face from climate change as well as the opportunities for innovation and new business that corporate solutions could offer. In November 2010, we helped facilitate a high-level roundtable on Capitol Hill hosted by Oxfam for members of Congress, key congressional staff, and companies such as John Deere, Johnson Controls, and Starbucks to discuss these topics.

Calvert and Oxfam are now helping some of the attending companies form a business coalition to assist corporations and vulnerable communities in their adaptation to the effects of climate change. The new coalition would publish case studies and best practices as well as promote public policies related to climate change adaptation and resiliency.

On the shareholder advocacy front, Calvert has filed shareholder proposals with three companies asking them to clarify what they are doing to manage their risks related to climate change—two of these proposals have already been successfully withdrawn.

Overall Shareholder Advocacy Efforts

In all, Calvert has filed 35 resolutions to date in the 2011 proxy season and 22 have already been successfully withdrawn after the companies agreed to the terms of the resolution. In addition to the resolutions cited above, six focused on sustainability reporting, four on political contributions, and seven on climate principles.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. For example, Calvert Equity Portfolio recently invested in the DBL Equity Fund-BAEF II, LP, which invests in private, mid- to late-stage growth companies—primarily in the clean tech, health care, information technology, and sustainability-oriented industries—oca-ted near low- and moderate-income communities in San Francisco and adjoining states. The Fund will assist its portfolio companies in creating and implementing their Second Bottom Line strategy in job creation, job quality, and environmental stewardship.

Calvert International Equity Fund invested in FINAE, S.A.P.I. de C.V. SOFOM ENR, a company that provides college loans to students from low- and middle-income families in Mexico. Students are selected by universities for their academic talent and financial need, and screened by FINAE for their repayment capacity.

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As of March 31, 2011, DBL Equity Fund –BAEF II, LP represented 0.02% of Calvert Equity Portfolio; FINAE represented 0.26% of Calvert International Equity Fund. All holdings are subject to change without notice.

As of March 31, 2011, the following companies represent the following percentages of net assets: KB Home represented 0.20% of Calvert Small Cap Fund; Pulte represented 0.03% of Calvert Social Index Fund; Meritage Homes represented 0% of all Calvert equity funds; DR Horton represented 0.04% of Calvert Social Index Fund; Ryland represented 0% of all Calvert equity funds; John Deere represented 1.53% of Calvert Balanced Portfolio and 0.52% of Calvert Social Index Fund; Johnson Controls represented 0.36% of Calvert Social Index Fund; Starbucks represented 0.35% of Calvert Social Index Fund, 2.01% of Calvert Equity Portfolio, and 1.65% of Calvert Enhanced Equity Portfolio; General Cable represented 1.74% of Calvert Capital Accumulation Fund and 0.03% of Calvert Social Index Fund; and WABCO Holdings represented 2.73% of Calvert Capital Accumulation Fund and 0.05% of Calvert Social Index Fund. All holdings are subject to change without notice.

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PORTFOLIO MANAGEMENT DISCUSSION

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned 17.36% for the six-month period ending March 31, 2011, beating the Standard & Poor’s (S&P) 500 Index’s return of 17.31%. The outperformance was primarily due to good stock selection in the Consumer Discretionary sector.

CALVERT LARGE CAP GROWTH FUND
MARCH 31, 2011
INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	17.36%	12.45%
Class B	16.84%	11.36%
Class C	16.91%	11.54%
Class I	17.70%	13.10%
Class Y	17.51%	12.65%
S&P 500 Index	17.31%	15.65%
Lipper Large-Cap Growth Funds Average	17.31%	16.06%

Investment Climate

Despite global calamities and geopolitical unrest, the market did surprisingly well for this six-month period. The bull market raged even though unemployment remained high, input prices – especially energy – were climbing, and inflation seemed unavoidable. Inflation risk alone should have been enough to threaten stock performance, yet the positive stock market momentum continued for the period. Investors continued to brush past the reality check in favor of the new iPad and another mega-sized SUV. Across the board, stocks in each sector of the market appreciated.

Our area of the market, large-cap growth-oriented stocks, appreciated nicely during the fourth quarter of 2010 (up 11.83% for the quarter), yet trailed both mid- and small-cap growth stocks. It then added another 6.03% in the first quarter of 2011, which trailed all the other areas. Still, this most recent positive performance represents a welcome and long awaited development—the potential early signs of positive momentum for large-cap growth stocks.

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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CALVERT LARGE CAP GROWTH FUND
MARCH 31, 2011

% of Total
ECONOMIC SECTORS	InvestMents
Consumer Discretionary	20.8%
Consumer Staples	10.2%
Energy	8.9%
Financials	6.0%
Health Care	9.0%
Industrials	8.2%
Information Technology	29.6%
Limited Partnership Interest	0.3%
Materials	2.2%
Telecommunication Services	3.9%
Venture Capital	0.9%
Total	100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
priceline.com, Inc.	2.7%
W.W. Grainger, Inc.	2.6%
International Business Machines Corp. 2.6%
Ross Stores, Inc.	2.1%
Netflix, Inc.	2.1%
AmerisourceBergen Corp.	2.0%
MetroPCS Communications, Inc.	1.8%
TJX Co.’s, Inc.	1.8%
CBS Corp.	1.7%
Southwestern Energy Co.	1.7%
Total	21.1%

Portfolio Strategy

What worked well

For this six-month period, good stock selection and an overweight to the Consumer Discretionary sector contributed to our benchmark-beating performance. Our largest-weighted sector remains Information Technology, comprising 29.6% of holdings at the end of March. Our most significant industry weights within this sector are in semiconductors and computers. One of our top performing stocks was Micron Technology, up 59% for the period, while another strong stock selection was Estee Lauder, up 53.9%.1

As a whole, our strong performers in a variety of industries were Micron Technology (semiconductors), Estee Lauder (personal products), Whole Foods Market (food), Priceline.com (Internet), and Netflix (Internet).

What didn’t work well
A few poor selections in the Information Technology sector detracted from our overall performance. One of our worst-performing stocks was JDS Uniphase, a provider of communications test and measurement solutions to telecommunications service providers, which declined 21.3%. The stock price tumbled in March when one of its competitors released negative guidance, creating uncertainty about the near-term outlook for other telecommunications/optics equipment companies.

Our five worst-performing stocks represented a variety of different industries from four different sectors – indicating that the hardest hit stocks did not have a common theme. These poor performers included JDS Uniphase (telecommunications), Akamai Technologies (Internet), Cisco Systems (telecommunications), Delta Air Lines (airlines), and Lloyds Banking Group (banks).

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CALVERT LARGE CAP GROWTH FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

Class A shares*	(with max. load)
One year	7.12%
Five year	-1.89%
Ten year	3.53%
Class B shares	(with max. load)
One year	6.36%
Five year	-2.02%
Ten year	3.07%

Class C shares	(with max. load)
One year	10.54%
Five year	-1.70%
Ten year	3.14%

Class I shares
One year	13.10%
Five year	-0.36%
Ten year	4.65%
Class Y shares*
One year	12.65%
Five year	-0.81%
Ten year	4.10%

*Calvert Large Cap Growth Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects Class A shares at net asset value (NAV). The Actual Class Y performance would have been different.

Outlook

Three major factors hit our radar screen when looking to the future of the market environment and our Fund. First, only three of the last 11 calendar years have been favorable to the growth style of investing. We believe we are still overdue for some continued catch-up for growth, which would be favorable to our Fund relative to broader market benchmarks, such as the S&P 500 Index.

Second, higher quality companies have been notably out of favor over the last few years. We see some signs that this “junk rally” period may have ended; for example, higher debt companies are no longer leading the pack. If this trend strengthens, this should also be favorable to the Fund, since our stock picking models tend to favor higher quality stocks overall.

Finally, stock prices over the last few years have been driven more by broader economic news and world events than company-level economics, such as revenues, earnings, and cash flows. This has not been favorable to Bridgeway’s bottom-up stock picking process, which seeks to choose one good company at a time rather than making broad market bets. We do believe the market will eventually focus on company fundamentals, as it has historically done over broader time periods. We definitely saw some signs of this in the most recent quarter, when some of our top performing companies, on a fundamental basis, were also rewarded with market-beating returns.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Classes A, B and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.58%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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Bridgeway avoids specifically predicting or timing market factors. For example, we don’t hold cash with a view of trying to time a market downturn, which we believe is a losing proposition. Nevertheless, for the reasons above, we are optimistic that we could be entering a period much more favorable to our Fund than the last three years have been.

April 2011

In early May, the Directors of Calvert Impact Fund, Inc. approved a recommendation to merge Calvert Large Cap Growth Fund into Calvert Equity Portfolio of Calvert Social Investment Fund. Shareholders will be asked to vote on the proposed merger and must approve the transaction before it may take place. Effective May 2, Atlanta Capital Management Company, LLC, the portfolio manager of Calvert Equity Portfolio, took over management of Calvert Large Cap Growth Fund from Bridgeway Capital Management, Inc. The Fund’s investment objective will not change as a result of the portfolio manager change or the prospective merger with Calvert Equity Portfolio.

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2011, the following companies represented the following percentages of Fund net assets: Micron Technology 0.99%, Estee Lauder 1.11%, Whole Foods 1.70%, Priceline.com 2.72%, Netflix 2.09%, JDS Uniphase 1.68%, Akamai Technologies 1.11%, Cisco 0.88%, Delta Air Lines 0.80%, and Lloyds Banking Group 0.90%. All holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,174.10	$7.65
Hypothetical	$1,000.00	$1,017.89	$7.10
(5% return per
year before expenses)
class B
Actual	$1,000.00	$1,168.40	$12.72
Hypothetical	$1,000.00	$1,013.20	$11.81
(5% return per
year before expenses)
class c
Actual	$1,000.00	$1,169.10	$11.85
Hypothetical	$1,000.00	$1,014.01	$11.00
(5% return per
year before expenses)
class I
Actual	$1,000.00	$1,177.50	$4.39
Hypothetical	$1,000.00	$1,020.90	$4.07
(5% return per
year before expenses)
class Y
Actual	$1,000.00	$1,175.10	$6.30
Hypothetical	$1,000.00	$1,019.14	$5.85
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.35%, 2.19%, .81% and 1.16%, for Class A, Class B, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2011

EQUITY SECURITIES - 98.0%	shares	value
Airlines - 0.8%
Delta Air Lines, Inc.*	539,500	$5,287,100

Auto Components - 3.4%
BorgWarner, Inc.*	96,000	7,650,240
Magna International, Inc.	159,800	7,656,018
TRW Automotive Holdings Corp.*	127,000	6,995,160
		22,301,418

Beverages - 1.0%
Dr Pepper Snapple Group, Inc.	183,600	6,822,576

Chemicals - 1.1%
Praxair, Inc	73,800	7,498,080

Commercial Banks - 3.2%
KeyCorp	787,000	6,988,560
Lloyds Banking Group plc (ADR)*	1,609,500	5,955,150
M&T Bank Corp	92,000	8,139,240
		21,082,950

Communications Equipment - 6.3%
Cisco Systems, Inc.	339,200	5,817,280
F5 Networks, Inc.*	98,400	10,092,888
JDS Uniphase Corp.*	534,000	11,128,560
Nokia Oyj (ADR)	673,000	5,727,230
Research In Motion Ltd.*	153,200	8,666,524
		41,432,482

Computers & Peripherals - 4.0%
Apple, Inc. (t)*	28,100	9,791,445
Hewlett-Packard Co	162,300	6,649,431
SanDisk Corp.*	211,800	9,761,862
		26,202,738

Containers & Packaging - 1.0%
Ball Corp.	187,700	6,729,045

Diversified Telecommunication Services - 1.1%
BCE, Inc.	201,800	7,333,412

Electrical Equipment - 1.0%
Cooper Industries plc	101,100	6,561,390

Electronic Equipment & Instruments - 2.3%
Dolby Laboratories, Inc.*	148,500	7,307,685
TE Connectivity Ltd	217,200	7,562,904
		14,870,589

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EQUITY SECURITIES - CONT’D	shares	value
Energy Equipment & Services - 4.6%
Cameron International Corp.*	134,400	$7,674,240
Core Laboratories NV	64,000	6,538,880
FMC Technologies, Inc.*	73,600	6,953,728
Noble Corp	209,500	9,557,390
		30,724,238

Food & Staples Retailing - 3.9%
CVS Caremark Corp.	220,000	7,550,400
Walgreen Co.	169,200	6,791,688
Whole Foods Market, Inc.	170,300	11,222,770
		25,564,858

Food Products - 1.3%
Campbell Soup Co	250,000	8,277,500

Health Care Equipment & Supplies - 0.5%
Varian Medical Systems, Inc.*	49,100	3,321,124

Health Care Providers & Services - 6.5%
AmerisourceBergen Corp.	331,500	13,114,140
DaVita, Inc.*	88,500	7,567,635
Laboratory Corp. of America Holdings*	80,000	7,370,400
McKesson Corp.	85,800	6,782,490
Quest Diagnostics, Inc.	141,500	8,167,380
		43,002,045

Household Products - 2.9%
Colgate-Palmolive Co.	128,700	10,393,812
Procter & Gamble Co	140,100	8,630,160
		19,023,972

Industrial Conglomerates - 1.3%
3M Co.	88,000	8,228,000

Insurance - 2.2%
AXIS Capital Holdings Ltd	192,000	6,704,640
Travelers Co.’s, Inc.	131,800	7,839,464
		14,544,104

Internet & Catalog Retail - 4.8%
Netflix, Inc.*	58,400	13,860,072
priceline.com, Inc.*	35,600	18,029,264
		31,889,336

Internet Software & Services - 1.1%
Akamai Technologies, Inc.*	193,300	7,345,400

IT Services - 3.5%
International Business Machines Corp.	102,916	16,782,512
Western Union Co	302,300	6,278,771
		23,061,283

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EQUITY SECURITIES - CONT’D	shares	value
Life Sciences - Tools & Services - 1.0%
Illumina, Inc.*	97,200	$6,810,804

Machinery - 2.5%
Cummins, Inc	86,500	9,482,130
PACCAR, Inc.	139,900	7,323,765
		16,805,895

Media - 3.9%
CBS Corp., Class B	456,600	11,433,264
DIRECTV*	159,100	7,445,880
McGraw-Hill Co.’s, Inc.	178,000	7,013,200
		25,892,344

Multiline Retail - 1.7%
Dollar Tree, Inc.*	125,800	6,984,416
Family Dollar Stores, Inc.	88,000	4,516,160
		11,500,576

Oil, Gas & Consumable Fuels - 3.2%
Cimarex Energy Co	87,600	10,095,024
Southwestern Energy Co.*	264,600	11,369,862
		21,464,886

Personal Products - 1.1%
Estee Lauder Co.’s, Inc.	76,300	7,352,268

Pharmaceuticals - 0.9%
Bristol-Myers Squibb Co.	222,039	5,868,491

Professional Services - 1.0%
IHS, Inc.*	74,100	6,576,375

Semiconductors & Semiconductor Equipment - 10.0%
Altera Corp.	169,700	7,470,194
ARM Holdings plc (ADR)	276,000	7,774,920
Atmel Corp.*	640,000	8,723,200
Intel Corp.	320,300	6,460,451
KLA-Tencor Corp.	133,900	6,342,843
Lam Research Corp.*	142,000	8,045,720
Linear Technology Corp.	193,800	6,517,494
Micron Technology, Inc.*	570,100	6,533,346
Texas Instruments, Inc	238,700	8,249,472
		66,117,640

Software - 2.4%
Microsoft Corp.	382,200	9,692,592
VMware, Inc.*	76,600	6,245,964
		15,938,556

Specialty Retail - 6.8%
Advance Auto Parts, Inc	109,000	7,152,580
Best Buy Co., Inc	192,200	5,519,984
Limited Brands, Inc.	209,300	6,881,784

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EQUITY SECURITIES - CONT’D	shares	value
Specialty Retail - Cont’d
Ross Stores, Inc	195,200	$13,882,624
TJX Co.’s, Inc	238,600	11,865,578
		45,302,550

Trading Companies & Distributors - 2.6%
W.W. Grainger, Inc	126,600	17,430,288

Venture Capital - 0.3%
Better Energy Systems, Inc.:
Series B, Preferred (b)(i)*	992,555	280,000
Series B, Preferred Warrants (strike price $0.75/share,
expires 8/3/13) (b)(i)*	133,333	-
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	882,588
Common Warrants (strike price $0.55/share,
expires 9/15/14) (b)(i)*	54,061	132,449
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	781,426
Village Laundry Services, Inc. (a)(b)(i)*	9,444	174,525
		2,250,988

Wireless Telecommunication Services - 2.8%
American Tower Corp.*	131,400	6,809,148
MetroPCS Communications, Inc.*	732,200	11,890,928
		18,700,076

Total Equity Securities (Cost $550,923,401)		649,115,377

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%	AMOUNT
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)	$3,750,000	3,719,775

Total High Social Impact Investments (Cost $3,750,000)		3,719,775

VENTURE CAPITAL DEBT OBLIGATIONS - 0.6%
SEAF Global SME Facility:
9.00%, 12/16/14 (b)(i)	1,500,000	1,500,000
9.00%, 4/20/15 (b)(i)	1,000,000	1,000,000
9.00%, 11/5/15 (b)(i)	1,000,000	1,000,000
9.00%, 3/31/16 (b)(i)	450,000	450,000

Total Venture Capital Debt Obligations (Cost $3,950,000)		3,950,000

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	ADJUSTED
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.3%	BASIS	VALUE
Blackstone Cleantech Venture Partners (b)(i)*	$98,791	$86,206
China Environment Fund III (b)(i)*	911,788	1,538,690
Ignia Fund I (b)(i)*	501,806	423,776
LeapFrog Financial Inclusion Fund (b)(i)*	104,574	64,717
Renewable Energy Asia Fund (b)(i)*	183,676	122,351

Total Venture Capital Limited Partnership
Interest (Cost $1,800,635)		2,235,740

TOTAL INVESTMENTS (Cost $560,424,036) - 99.5%		659,020,892
Other assets and liabilities, net - 0.5%		2,995,495
NET ASSETS - 100%		$662,016,387

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 per value shares authorized:
Class A: 9,831,307 shares outstanding		$349,531,363
Class B: 586,453 shares outstanding		14,703,261
Class C: 1,519,302 shares outstanding		50,421,875
Class I: 9,571,420 shares outstanding		354,887,041
Class Y: 133,349 shares outstanding		3,244,370
Undistributed net investment income (loss)		(332,911)
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(209,035,606)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies		98,596,994

NET ASSETS		$662,016,387

NET ASSET VALUE PER SHARE
Class A (based on net assets of $295,726,035)		$30.08
Class B (based on net assets of $16,033,043)		$27.34
Class C (based on net assets of $42,010,715)		$27.65
Class I (based on net assets of $304,209,572)		$31.78
Class Y (based on net assets of $4,037,022)		$30.27

See notes to financial statements.

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RESTRICTED SECURITIES	ACQUISITION DATES	COST
Better Energy Systems, Inc.:
Series B, Preferred	8/3/10	$400,000
Series B, Preferred Warrants
(strike price $0.75/share, expires 8/3/13)	8/4/10	-
Blackstone Cleantech Venture Partners LP	7/29/10 - 1/28/11	98,791
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12	7/1/09 - 7/1/10	3,750,000
China Environment Fund III LP	1/24/08 - 1/24/11	911,788
Ignia Fund I LP	1/28/10 - 3/15/11	501,806
LeapFrog Financial Inclusion Fund LP	1/20/10 - 12/16/10	104,574
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Common Warrants (strike price $0.55/share, expires 9/15/14)	9/23/09	16,908
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Renewable Energy Asia Fund LP	1/6/10 - 12/16/10	183,676
SEAF Global SME Facility:
9.00%, 12/16/14	12/16/09	1,500,000
9.00%, 4/20/15	4/20/10	1,000,000
9.00%, 11/5/15	11/4/10	1,000,000
9.00%, 3/31/16	3/29/11	450,000
Village Laundry Services, Inc.	7/22/09	500,000

(a)	Affiliated company.
(b)	This security was valued by the Board of Directors. See Note A.
(i)	Restricted securities represent 1.8% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(t)	28,100 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain lim- ited partnership investments. There are no restrictions on the trading of this security.
*	Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED
MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $48,911)	$3,508,064
Interest income	171,701
Total investment income	3,679,765

Expenses:
Investment advisory fee	828,132
Investment subadvisory fee:
Base fee	1,490,638
Performance adjustment	(292,899)
Transfer agency fees and expenses	575,744
Distribution Plan expenses:
Class A	376,584
Class B	81,170
Class C	211,997
Directors’ fees and expenses	26,114
Administrative fees	513,337
Accounting fees	45,921
Custodian fees	37,729
Registration fees	32,503
Reports to shareholders	108,529
Professional fees	29,236
Miscellaneous	44,569
Total expenses	4,109,304
Reimbursement from Advisor:
Class A	(94,478)
Class Y	(1,526)
Fees paid indirectly	(624)
Net expenses	4,012,676

NET INVESTMENT INCOME (LOSS)	(332,911)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	98,615,892
Foreign currency transactions	(1,446)
98,614,446

Change in unrealized appreciation (depreciation) on:
Investments	7,893,936
Assets and liabilities denominated in foreign currencies	138
7,894,074

NET REALIZED AND UNREALIZED GAIN (LOSS)	106,508,520

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$106,175,609

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	($332,911)	($2,273,654)
Net realized gain (loss)	98,614,446	4,170,780
Net increase from payment by affiliate	—	615,363
Change in unrealized appreciation (depreciation)	7,894,074	57,464,722

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	106,175,609	59,977,211

Distributions to shareholders from:
Net investment income:
Class A shares	—	(741,648)
Class I shares	—	(1,709,150)
Class Y shares	—	(253)
Total distributions	—	(2,451,051)

Capital share transactions:
Shares sold:
Class A shares	13,954,009	29,809,753
Class B shares	148,957	347,204
Class C shares	1,754,944	2,601,124
Class I shares	16,125,915	51,162,940
Class Y shares	1,300,801	3,356,473
Reinvestment of distributions:
Class A shares	—	679,767
Class I shares	—	1,672,370
Class Y shares	—	246
Redemption fees:
Class A shares	1,919	11,106
Class B shares	—	438
Class C shares	10	261
Class I shares	4	1
Class Y shares	8	—
Shares redeemed:
Class A shares	(63,765,805)	(162,383,965)
Class B shares	(2,275,295)	(5,695,822)
Class C shares	(7,346,736)	(15,178,358)
Class I shares	(47,883,793)	(127,394,379)
Class Y shares	(1,225,097)	(413,683)
Total capital share transactions	(89,210,159)	(221,424,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,965,450	(163,898,364)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Six Months ended	Year ended
	March 31,	September 30,
NET ASSETS	2011	2010
Beginning of period	$645,050,937	$808,949,301
End of period (including net investment loss
of $332,911 and $0, respectively)	$662,016,387	$645,050,937

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	487,527	1,183,172
Class B shares	5,816	15,070
Class C shares	66,620	111,809
Class I shares	540,919	1,955,026
Class Y shares	48,303	131,881
Reinvestment of distributions:
Class A shares	—	26,647
Class I shares	—	62,519
Class Y shares	—	9
Shares redeemed:
Class A shares	(2,250,901)	(6,487,656)
Class B shares	(87,912)	(246,935)
Class C shares	(279,871)	(653,163)
Class I shares	(1,638,898)	(4,914,001)
Class Y shares	(42,630)	(16,768)
Total capital share activity	(3,151,027)	(8,832,390)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Large Cap Growth Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $12,156,503 or 1.8% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued at enterprise value, determined by an industry multiple times revenue, with discounts as appropriate based on assumptions of liquidation or exit risk, or to a recent round of equity financing. Venture capital limited partnership securities are generally valued at the enterprise value of the underlying investments held by the partnership based on reports from the general partner or other available information; the resulting figure is then multiplied by the capital percentage owned in the limited partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

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The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	valuatIon InPuts
InvestMents In securItIes	level 1	level 2	level 3		total
Equity securities*	$646,864,389	-	-		$646,864,389
Venture capital	-	-	$8,436,728		8,436,728
Other debt obligations	-	-	3,719,775		3,719,775
TOTAL	$646,864,389	-	$12,156,503	**	$659,020,892

*	For further breakout of equity securities by industry, please refer to the Statement of Net Assets.
**	Level 3 securities represent 1.8% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”) which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $139,514 was payable at period end. In addition, $137,022 was payable at period end for operating expenses paid by the Advisor during March 2011.

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Bridgeway Capital Management, Inc., (“BCM”) is the Fund’s Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund’s Class I shares exceeds or trails the Standard & Poor’s 500 Index, the Fund’s benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $178,401 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C , .90% for Class I and 1.25% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, C, and Y, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $85,981 was payable at period end.

Calvert Distributors, Inc. (“CDI”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $111,303 was payable at period end.

The Distributor received $20,560 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”) is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $99,130 for the six months ended March 31, 2011. Under the terms of the agreement, $16,085 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $270,788,288 and $353,660,560, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($89,270,429)
30-Sep-18	(218,448,578)

Capital losses may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$121,437,047
Unrealized (depreciation)	(22,752,173)
Net unrealized appreciation/(depreciation)	$98,684,874

Federal income tax cost of investments	$560,336,018

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$181,262	1.51%	$2,075,874	November 2010

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

AFFILIATES	cost	value
Village Laundry Services, Inc.	$500,000	$174,525

NOTE F — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $3,367,640 at March 31, 2011.

NOTE G — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

On May 2, 2011, the Board of Directors approved a resolution to reorganize the Calvert Large Cap Growth Fund into the Calvert Social Investment Fund, Equity Portfolio. Shareholders of Calvert Large Cap Growth Fund will be asked to vote on the reorganization and must approve it before any change may take place.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010	2009
Net asset value, beginning	$25.63		$23.74	$25.72
Income from investment operations:
Net investment income (loss)	(.05)		(.14)	.07
Net realized and unrealized gain (loss)	4.50		2.08	(2.05)
Total from investment operations	4.45		1.94	(1.98)
Distributions from:
Net investment income	—		(.05)	—
Total distributions	—		(.05)	—
Total increase (decrease) in net asset value	4.45		1.89	(1.98)
Net asset value, ending	$30.08		$25.63	$23.74

Total return*	17.36%		8.16%**	(7.70%)
Ratios to average net assets: A
Net investment income (loss)	(.30	%) (a)	(.49%)	.28%
Total expenses	1.47	% (a)	1.55%	1.38%
Expenses before offsets	1.41	% (a)	1.50%	1.27%
Net expenses	1.41	% (a)	1.50%	1.27%
Portfolio turnover	41%		53%	58%
Net assets, ending (in thousands)	$295,726		$297,120	$400,598

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$35.86		$30.61	$29.32
Income from investment operations:
Net investment income (loss)	(.11)		(.01)	(.10)
Net realized and unrealized gain (loss)	(9.63)		5.26	1.39
Total from investment operations	(9.74)		5.25	1.29
Distributions from:
Net realized gain	(.40)		—	—
Total distributions	(.40)		—	—
Total increase (decrease) in net asset value	(10.14)		5.25	1.29
Net asset value, ending	$25.72		$35.86	$30.61

Total return*	(27.49%)		17.15%	4.40%
Ratios to average net assets: A
Net investment income (loss)	(.31%)		(.04%)	(.43%)
Total expenses	1.50%		1.28%	1.52%
Expenses before offsets	1.50%		1.28%	1.52%
Net expenses	1.49%		1.27%	1.51%
Portfolio turnover	81%		49%	34%
Net assets, ending (in thousands)	$632,988		$1,026,289	$842,433

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011		2010	2009
Net asset value, beginning	$23.40		$21.85	$23.91
Income from investment operations:
Net investment income (loss)	(.17)		(.45)	(.16)
Net realized and unrealized gain (loss)	4.11		2.00	(1.90)
Total from investment operations	3.94		1.55	(2.06)
Total increase (decrease) in net asset value	3.94		1.55	(2.06)
Net asset value, ending	$27.34		$23.40	$21.85

Total return*	16.84%		7.09%**	(8.62%)
Ratios to average net assets: A
Net investment income (loss)	(1.24	%) (a)	(1.46%)	(.72%)
Total expenses	2.35	% (a)	2.46%	2.33%
Expenses before offsets	2.35	% (a)	2.46%	2.27%
Net expenses	2.35	% (a)	2.46%	2.27%
Portfolio turnover	41%		53%	58%
Net assets, ending (in thousands)	$16,033		$15,644	$19,676

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008		2007	2006
Net asset value, beginning	$33.65		$28.95	$27.97
Income from investment operations:
Net investment income (loss)	(.42)		(.27)	(.32)
Net realized and unrealized gain (loss)	(8.92)		4.97	1.30
Total from investment operations	(9.34)		4.70	.98
Distributions from:
Net realized gain	(.40)		—	—
Total distributions	(.40)		—	—
Total increase (decrease) in net asset value	(9.74)		4.70	.98
Net asset value, ending	$23.91		$33.65	$28.95

Total return*	(28.12%)		16.23%	3.50%
Ratios to average net assets: A
Net investment income (loss)	(1.15%)		(.86%)	(1.28%)
Total expenses	2.33%		2.10%	2.36%
Expenses before offsets	2.33%		2.10%	2.36%
Net expenses	2.33%		2.09%	2.36%
Portfolio turnover	81%		49%	34%
Net assets, ending (in thousands)	$30,257		$49,951	$43,415

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009
Net asset value, beginning	$23.65		$22.05	$24.09
Income from investment operations:
Net investment income (loss)	(.15)		(.39)	(.13)
Net realized and unrealized gain (loss)	4.15		1.99	(1.91)
Total from investment operations	4.00		1.60	(2.04)
Total increase (decrease) in net asset value	4.00		1.60	(2.04)
Net asset value, ending	$27.65		$23.65	$22.05

Total return*	16.91%		7.26%**	(8.47%)
Ratios to average net assets: A
Net investment income (loss)	(1.08	%) (a)	(1.29%)	(.58%)
Total expenses	2.19	% (a)	2.30%	2.13%
Expenses before offsets	2.19	% (a)	2.30%	2.13%
Net expenses	2.19	% (a)	2.30%	2.13%
Portfolio turnover	41%		53%	58%
Net assets, ending (in thousands)	$42,011		$40,973	$50,132

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$33.86		$29.11	$28.10
Income from investment operations:
Net investment income (loss)	(.38)		(.22)	(.26)
Net realized and unrealized gain (loss)	(8.99)		4.97	1.27
Total from investment operations	(9.37)		4.75	1.01
Distributions from:
Net realized gain	(.40)		—	—
Total distributions	(.40)		—	—
Total increase (decrease) in net asset value	(9.77)		4.75	1.01
Net asset value, ending	$24.09		$33.86	$29.11

Total return*	(28.03%)		16.32%	3.59%
Ratios to average net assets: A
Net investment income (loss)	(1.03%)		(.75%)	(1.19%)
Total expenses	2.22%		1.99%	2.28%
Expenses before offsets	2.22%		1.99%	2.28%
Net expenses	2.21%		1.99%	2.27%
Portfolio turnover	81%		49%	34%
Net assets, ending (in thousands)	$77,897		$125,951	$91,505

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS
			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009
Net asset value, beginning	$27.00		$24.93	$26.93
Income from investment operations:
Net investment income	.05		.04	.19
Net realized and unrealized gain (loss)	4.73		2.16	(2.13)
Total from investment operations	4.78		2.20	(1.94)
Distributions from:
Net investment income	—		(.13)	(.06)
Total distributions	—		(.13)	(.06)
Total increase (decrease) in net asset value	4.78		2.07	(2.00)
Net asset value, ending	$31.78		$27.00	$24.93

Total return*	17.70%		8.82%**	(7.16%)
Ratios to average net assets: A
Net investment income	.30	% (a)	.11%	.86%
Total expenses	.81	% (a)	.90%	.68%
Expenses before offsets	.81	% (a)	.90%	.67%
Net expenses	.81	% (a)	.90%	.67%
Portfolio turnover	41%		53%	58%
Net assets, ending (in thousands)	$304,210		$288,025	$338,245

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008		2007	2006
Net asset value, beginning	$37.35		$31.69	$30.20
Income from investment operations:
Net investment income	.08		.14	.03
Net realized and unrealized gain (loss)	(10.07)		5.52	1.46
Total from investment operations	(9.99)		5.66	1.49
Distributions from:
Net investment income	(.03)		—	—
Net realized gain	(.40)		—	—
Total distributions	(.43)		—	—
Total increase (decrease) in net asset value	(10.42)		5.66	1.49
Net asset value, ending	$26.93		$37.35	$31.69

Total return*	(27.08%)		17.86%	4.93%
Ratios to average net assets: A
Net investment income	.27%		.55%	.12%
Total expenses	.92%		.71%	.97%
Expenses before offsets	.92%		.71%	.97%
Net expenses	.91%		.70%	.96%
Portfolio turnover	81%		49%	34%
Net assets, ending (in thousands)	$418,415		$553,280	$239,542

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class Y shares	2011		2010	2009	#
Net asset value, beginning	$25.76		$23.79	$21.03
Income from investment operations:
Net investment income (loss)	(.01)		(.03)	.05
Net realized and unrealized gain (loss)	4.52		2.02	2.73
Total from investment operations	4.51		1.99	2.78
Distributions from:
Net investment income	—		(.02)	(.02)
Total distributions	—		(.02)	(.02)
Total increase (decrease) in net asset value	4.51		1.97	2.76
Net asset value, ending	$30.27		$25.76	$23.79

Total return*	17.51%		8.36%**	13.23%
Ratios to average net assets: A
Net investment income (loss)	(.04	%) (a)	(.27%)	.25	% (a)
Total expenses	1.23	% (a)	2.10%	9.32	% (a)
Expenses before offsets	1.16	% (a)	1.25%	1.02	% (a)
Net expenses	1.16	% (a)	1.25%	1.02	% (a)
Portfolio turnover	41%		53%	55%
Net assets, ending (in thousands)	$4,037		$3,289	$299

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Total return would have been 8.04%, 7.00%, 7.12%, 8.70% and 8.23%, without the payment by affiliate, for classes A, B, C, I and Y, respectively. On June 3, 2010 the Advisor contributed $615,363 to the Fund to reimburse the effect of a realized loss on investments not meeting the fund’s investment guidelines. This transaction was deemed a “payment by affiliate”.
#	From October 31, 2008, inception.
(a)	Annualized.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 7, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund and the Investment Subadvisory Agreement among the Fund, the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions

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with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Fund’s Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2010 and below the median of its peer group for the three- and five-year periods ended June 30, 2010. The data also indicated that for the one-year period ended June 30, 2010, the Fund outperformed its Lipper index, and the Fund underperformed its Lipper index for the three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to such underperformance. The Board also noted the Advisor’s continued monitoring of

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the Fund’s performance. Based upon its review of various factors, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Board noted the performance adjustment portion of the subadvisory fee. The Board also noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may

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have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. As noted above, the Board also considered that the data indicated that the Fund’s advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was below the median of its peer group. The Board also noted the performance adjustment portion of the subadvisory fee. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the Fund’s advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Because the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Board’s deliberations. For

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each of the reasons above, the Board also did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that a breakpoint is included in the subadvisory fee schedule.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) appropriate action is being taken with respect to the performance of the Fund; and (f) the Fund’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
LARGE CAP	FAMILY OF FUNDS	Enhanced Equity Portfolio
GROWTH FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money Market	Global Alternative Energy Fund
	Fund	Global Water Fund
	Money Market Portfolio	International Opportunities Fund

	Municipal Funds	Balanced and Asset
	Calvert Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholders:

     The financial markets ended the six-month reporting period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) initially buoyed the markets, which were further bolstered by the extension in December of the Bush-era tax cuts for all income levels. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of energy soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a stock market sell-off before equities rebounded strongly in the final two weeks of the reporting period.

Markets Continue to Pick Up Steam

The stock market generally continued its upward momentum throughout the six-month period—with help from a strong fourth-quarter earnings season. Both U.S. growth- and value-oriented stocks reported significant gains across all capitalizations. In fact, the large-cap Russell 1000 Index and Standard & Poor’s 500 Index rose 18.13% and 17.31%, respectively, for the six-month period. Small- and mid-cap indices posted even higher returns as investors’ appetite for risk continued to strengthen.

However, continued uncertainty about the sovereign debt situation in some European countries as well as a drag from emerging markets tempered returns abroad, with the MSCI EAFE Index of international stocks returning 10.33% for the six-month period. Also, corporate bonds edged down slightly for the period, with the Barclays Capital U.S. Credit Index returning -0.98%. Money market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate low.

Board Diversity and Company Competitiveness

At Calvert, we believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace and to potentially outperform their peers. As a result, we continue to use our role as sustainable and responsible investors to encourage companies to clearly define diversity as inclusive of gender, ethnic, and racial backgrounds and to publicly commit to increasing diversity—on their boards and throughout their organizations.

We celebrated the first anniversary of the publication of the Women’s Empowerment Principles (WEP) and the 100th anniversary of International Women’s Day in March with a two-day event sponsored by the United Nations Women and the United Nations Global Compact. The WEP were established through collaboration between

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the United Nations Women and the United Nations Global Compact in March 2010. Calvert continues to be an integral player in furthering the adoption of the WEP across the globe. In fact, more than 140 CEOs worldwide have signed a statement of support for the WEP, in part due to Calvert’s efforts.

Also, our October 2010 diversity report “Examining the Cracks in the Ceiling” has been making news by being cited in more than 40 articles from outlets such as The Washington Post, Forbes, and The New York Times. While we are pleased to see such strong media interest in this topic, we’re even more pleased that the report has led to Calvert having conversations with more than a dozen companies about their diversity scores and actions they can take to improve their overall diversity performance.

Opportunities and Challenges Ahead

Overall, we are encouraged by the market’s ability to move ahead despite the recent troubles in the Middle East and Japan, and we expect a slow, gradual economic recovery to continue throughout the remainder of the year. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market should limit gains. Energy prices will remain a challenge until we see more resolution of the issues in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we are optimistic and believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks that may lie ahead.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

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As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc. As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

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SRI

Update

from the Calvert Sustainability Research Department

Responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Corporate & Board Diversity

The newly released version of the Calvert report, “Examining the Cracks in the Ceiling: A Survey of Corporate Diversity Practices of the S&P 100,” revealed that women are still significantly underrepresented on corporate boards (18%) and in C-level executive positions (8.4%)—despite comprising more than half the workforce.

Another disappointment was learning that 37% of the companies disclose no demographic data on employees—such as race, ethnicity and gender—which is necessary to evaluate a company’s progress. Only eight companies disclose full EEO-1 data, which is a full breakdown of the workforce by race and gender across employment categories.

As an investor, Calvert believes companies that combine competitive financial performance with fair and equitable working environments—where diversity is not only tolerated but embraced—are more likely to recognize gains in both the workplace and marketplace and be better positioned to generate long-term value for their shareholders.

Green Homebuilding

In October, Calvert released “A Green Recovery for America’s Homebuilders? A Survey of Sustainable Practices by the Homebuilding Industry.” This updated version of our 2008 report on America’s 10 largest publicly traded homebuilders shows they have started to improve their policies and practices related to the environment and resources, but much progress remains to be seen.

Out of 42 possible points, the average total sustainability score was just over six points, or 15%. All 10 homebuilders have made some effort to develop environmental policies or practices or offer environmental products. However, there is a big difference in the level of commitment to sustainability and the penetration of “green” homes in each company’s product mix.

In the homebuilder rankings, KB Home and Pulte remained in the top two spots, while Meritage Homes and Toll Brothers had the biggest improvements—each moving up five spots. DR Horton and Ryland Homes fell back four and three places, respectively.

Climate Change

Calvert has continued its corporate engagement and policy work in support of energy efficiency, alternative energy, and reductions in greenhouse gas emissions. We have also been ramping up our work on climate change adaptation. Leading scientists believe that

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even if we stop producing greenhouse gasses tomorrow, a certain amount of climate change will still happen because of the carbon dioxide and other pollutants already in the atmosphere.

As a result, Calvert has been collaborating with Oxfam America to highlight the risks U.S. companies face from climate change as well as the opportunities for innovation and new business that corporate solutions could offer. In November 2010, we helped facilitate a high-level roundtable on Capitol Hill hosted by Oxfam for members of Congress, key congressional staff, and companies such as John Deere, Johnson Controls, and Starbucks to discuss these topics.

Calvert and Oxfam are now helping some of the attending companies form a business coalition to assist corporations and vulnerable communities in their adaptation to the effects of climate change. The new coalition would publish case studies and best practices as well as promote public policies related to climate change adaptation and resiliency.

On the shareholder advocacy front, Calvert has filed shareholder proposals with three companies asking them to clarify what they are doing to manage their risks related to climate change—two of these proposals have already been successfully withdrawn.

Overall Shareholder Advocacy Efforts

In all, Calvert has filed 35 resolutions to date in the 2011 proxy season and 22 have already been successfully withdrawn after the companies agreed to the terms of the resolution. In addition to the resolutions cited above, six focused on sustainability reporting, four on political contributions, and seven on climate principles.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. For example, Calvert Equity Portfolio recently invested in the DBL Equity Fund-BAEF II, LP, which invests in private, mid- to late-stage growth companies—primarily in the clean tech, health care, information technology, and sustainability-oriented industries—ocated near low- and moderate-income communities in San Francisco and adjoining states. The Fund will assist its portfolio companies in creating and implementing their Second Bottom Line strategy in job creation, job quality, and environmental stewardship.

Calvert International Equity Fund invested in FINAE, S.A.P.I. de C.V. SOFOM ENR, a company that provides college loans to students from low- and middle-income families in Mexico. Students are selected by universities for their academic talent and financial need, and screened by FINAE for their repayment capacity.

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As of March 31, 2011, DBL Equity Fund –BAEF II, LP represented 0.02% of Calvert Equity Portfolio; FINAE represented 0.26% of Calvert International Equity Fund. All holdings are subject to change without notice.

As of March 31, 2011, the following companies represent the following percentages of net assets: KB Home represented 0.20% of Calvert Small Cap Fund; Pulte represented 0.03% of Calvert Social Index Fund; Meritage Homes represented 0% of all Calvert equity funds; DR Horton represented 0.04% of Calvert Social Index Fund; Ryland represented 0% of all Calvert equity funds; John Deere represented 1.53% of Calvert Balanced Portfolio and 0.52% of Calvert Social Index Fund; Johnson Controls represented 0.36% of Calvert Social Index Fund; Starbucks represented 0.35% of Calvert Social Index Fund, 2.01% of Calvert Equity Portfolio, and 1.65% of Calvert Enhanced Equity Portfolio; General Cable represented 1.74% of Calvert Capital Accumulation Fund and 0.03% of Calvert Social Index Fund; and WABCO Holdings represented 2.73% of Calvert Capital Accumulation Fund and 0.05% of Calvert Social Index Fund. All holdings are subject to change without notice.

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Performance

Calvert Small Cap Fund Class A shares (at NAV) returned 23.87% for the six-month period ended March 31, 2011, versus the benchmark Russell 2000 Index’s return of 25.48%. The relative underperformance was largely due to an underweight to the Energy sector and stock selection in Financials.

Investment Climate

Large-cap benchmarks such as the Standard & Poor’s (S&P) 500 and Russell 1000 Indices were trumped by the small-cap Russell 2000 Index for the period, with returns of 17.31%, 18.13%, and 25.48%, respectively. Growth stocks slightly outperformed their value counterparts with the Russell 1000 Growth Index returning 18.57% versus 17.68% for the Russell 1000 Value Index. International benchmarks didn’t fare quite as well, as the MSCI

*      Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**    Calvert Small Cap Fund B shares commenced operations on November 29th, 2010, and therefore does not have 6 or 12 months of performance.

***  Prior to November 29, 2010, the Fund’s Index was the Russell 2000 Value Index.

CALVERT
SMALL CAP FUND
MARCH 31, 2011

InvestMent PerforMance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	23.87%	19.79%
Class B**	N/A	N/A
Class C	23.22%	18.57%
Class I	24.35%	20.69%
Russell 2000 Index	25.48%	25.79%
Russell 2000 Value***	22.97%	20.63%
Lipper Small-Cap Core Funds Average	24.80%	25.20%

	% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary		17.3%
Consumer Staples		0.4%
Energy		4.2%
Financials		21.1%
Health Care		12.1%
Industrials		16.8%
Information Technology		20.3%
Materials		5.5%
Telecommunication Services		0.9%
Utilities		1.4%
Total		100%

TEN LARGEST		% OF NET
STOCK HOLDINGS		ASSETS
Timberland Co.		4.4%
DSW, Inc.		3.0%
MicroStrategy, Inc.		2.9%
Comtech Telecommunications Corp.	2.6%
Diodes, Inc.	2.6%
PF Chang’s China Bistro, Inc.	2.5%
Global Industries Ltd.	2.3%
Cabot Microelectronics Corp.	2.3%
Webster Financial Corp.	2.2%
InterDigital, Inc.	2.1%
Total	26.9%

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Europe, Australasia, Far East (MSCI EAFE) and MSCI Emerging Markets Indices returned 10.33% and 9.61%, respectively.

Within the Russell 2000 Index, the Energy, Materials, and Industrials sectors were among the top performers for the period, while Consumer Staples and Utilities lagged the most. This dampened performance of portfolios that apply environmental, social, and governance (ESG) criteria, which are most restrictive in the Energy, Materials, and Industrials sectors. However, in the short term, we believe investor enthusiasm for the Energy sector may be momentum-driven. With the current dynamics already reflected into valuations, we may see a reversal away from Energy’s sector leadership in the coming months.

Investors worldwide became more focused on inflation as crude oil prices hit 20-month highs and food prices rose as well, causing concerns about global economic growth—especially in emerging economies, which rely more on commodity inputs for fast economic growth. China fought inflation with a series of measures, fueling concerns about slowing economic growth in that country. The European sovereign debt crisis also continued, as the cost to insure against sovereign default in Europe hit record highs during early 2011.

The Financials sector remained under the regulatory microscope. Near the end of the six-month period, insurance and reinsurance industries faced record catastrophic losses in the wake of the earthquake and tsunami in Japan. The tragedy affected other industries as well due to just-in-time manufacturing and low inventories in the personal computer supply chain. The residential real estate market remained under stress, with 20% more homes potentially going into foreclosure this year.

On a positive note, investors were optimistic about the two-year extension of Bush-era income-tax cuts, a reduction in the payroll tax in 2011, and the Federal Reserve’s plan to buy an additional $600 billion of Treasury securities under a new quantitative easing (QE2) program. U.S. manufacturing data helped generate job growth and showed better-than-expected expansion. In fact, the U.S. labor market seemed to turn up as the economy accelerated into 2011. Consumer confidence also improved during the period, as consumers’ outlook on employment and the overall economy was at its highest level in seven years.

Portfolio Strategy

The Fund was up strongly for the period, returning 23.87%, but it lagged its benchmark, the Russell 2000 Index by 1.61% The Fund’s relative underperformance during this period can largely be attributed to our underweight to Energy, the top performing sector in the benchmark, and stock selection within Financials. In particular, the Fund’s holdings of Platinum Underwriters Insurance held back its relative performance as exposure to Australian floods and Japan’s earthquake negatively impacted Platinum’s earnings.

Sector weightings detracted from relative performance as well. The Fund’s underweight to the Energy sector was a negative performance driver, as was its cash position in a period in which stock returns were much stronger than cash yields.

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CALVERT
SMALL CAP FUND
MARCH 31, 2011
average annual total returns

Class A shares	(with max. load)
One year	14.11%
Five year	1.33%
Since inception (10/1/2004)	3.15%

Class B shares	(with max. load)
Since inception (11/29/2010)	9.04%

Class C shares	(with max. load)
One year	17.57%
Five year	1.36%
Since inception (4/1/2005)	2.50%

class I shares
One year	20.69%
Five year	3.14%
Since inception (4/29/2005)	5.51%

Overall, stock selection provided a positive contribution to Fund performance.
Notably, Consumer Discretionary stock Timberland returned 108%.1 Also, semiconductor companies Diodes and Cabot Micro Electronics returned 99% and 62%, respectively.

Outlook
Our long-term outlook for equity markets continues to be positive. We are optimistic about improving prospects for economic recovery in the U.S. and are pleased to see consumers showing the signs of recovery we were hoping for.  However, some estimate that another 10% to 20% increase in the price of oil may start to impede U.S. and global gross domestic product (GDP) growth.
High gasoline prices are already dampening consumer confidence, although they haven’t yet been a large enough factor to offset the improving employment picture and stock market advances. We still see potential for more geopolitical crises and spikes in commodity prices and inflation to be negative catalysts for equity markets. However, we continue to expect a slow, gradual economic recovery and believe that the equity markets and global economy can successfully navigate any temporary setbacks.

We expect M&A activity to remain strong in 2011, a trend that should continue to benefit small- and medium-cap stocks. Under this scenario, we also believe that growth equities may underperform their value counterparts.

April 2011

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2011, the following holdings represented the following percentages of Fund net assets: Platinum Underwriters 1.74%,Timberland 4.36%, Diodes 2.55%, and Cabot Micro Electronics 2.26%. Holdings are subject to change without notice.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

As of November 2010 the benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index in conjunction with a change in the fund’s investment objective.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.74%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,238.70	$9.43
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per
year before expenses)
class C
Actual	$1,000.00	$1,232.20	$14.97
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per
year before expenses)
class I
Actual	$1,000.00	$1,243.50	$5.15
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	BegInnIng	endIng account	exPenses PaId
	account value	value	durIng PerIod***
	11/29/10**	3/31/11	11/29/10 - 3/31/11

class B
Actual	$1,000.00	$1,140.40	$11.50
Hypothetical	$1,000.00	$1,006.10	$10.78
(5% return per
year before expenses)

**Inception date 11/29/10.

*** Expenses are equal to the Fund’s annualized expense ratio of 3.19% for Class B, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period from inception through 3/31/11).

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STATEMENT OF NET ASSETS
MARCH 31, 2011

EQUITY SECURITIEs - 96.7%	shares	value
Airlines - 0.3%
Allegiant Travel Co.	2,579	$112,986
Skywest, Inc.	22,531	381,224
		494,210

Biotechnology - 3.1%
Acorda Therapeutics, Inc.*	14,195	329,324
Cubist Pharmaceuticals, Inc.*	60,259	1,520,937
PDL BioPharma, Inc.	470,189	2,727,096
		4,577,357

Capital Markets - 1.3%
Apollo Investment Corp	157,595	1,900,596

Chemicals - 0.4%
H.B. Fuller Co	29,162	626,400

Commercial Banks - 8.7%
CVB Financial Corp.	246,389	2,293,882
First Citizens BancShares, Inc.	814	163,272
First Financial Bankshares, Inc	3,239	166,387
FNB Corp.	45,576	480,371
Glacier Bancorp, Inc.	73,816	1,110,931
International Bancshares Corp.	78,153	1,433,326
Investors Bancorp, Inc.*	10,733	159,814
Park National Corp	11,532	770,568
Prosperity Bancshares, Inc	10,178	435,313
Trustmark Corp	21,850	511,727
Umpqua Holdings Corp.	121,475	1,389,674
United Bankshares, Inc.	10,865	288,140
Webster Financial Corp.	148,289	3,177,833
Westamerica Bancorporation	7,323	376,183
		12,757,421

Commercial Services & Supplies - 4.0%
Deluxe Corp.	2,492	66,138
Herman Miller, Inc	54,985	1,511,538
HNI Corp.	9,037	285,208
M&F Worldwide Corp.*	27,434	689,142
Mine Safety Appliances Co.	10,780	395,302
Unifirst Corp.	24,758	1,312,421
United Stationers, Inc.	23,675	1,682,109
		5,941,858

Communications Equipment - 6.4%
Comtech Telecommunications Corp.	138,443	3,762,881
EchoStar Corp.*	30,273	1,145,833
InterDigital, Inc.	65,196	3,110,501
Loral Space & Communications, Inc.*	17,788	1,379,459
		9,398,674

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EQUITY SECURITIES - CONT’D	shares	value
Construction & Engineering - 1.8%
Insituform Technologies, Inc.*	53,797	$1,439,070
Tutor Perini Corp.	48,204	1,174,249
		2,613,319

Consumer Finance - 1.7%
Credit Acceptance Corp.*	18,611	1,320,636
Nelnet, Inc.	54,289	1,185,129
		2,505,765

Distributors - 0.2%
Pool Corp.	12,107	291,900

Diversified Consumer Services - 0.3%
Coinstar, Inc.*	10,345	475,042

Diversified Telecommunication Services - 0.8%
Atlantic Tele-Network, Inc.	14,211	528,507
Global Crossing Ltd.*	48,621	676,804
		1,205,311

Electric Utilities - 0.4%
Portland General Electric Co.	24,750	588,307

Electronic Equipment & Instruments - 1.6%
Anixter International, Inc.	1,440	100,642
IPG Photonics Corp.*	26,169	1,509,428
Sanmina-SCI Corp.*	71,248	798,690
		2,408,760

Energy Equipment & Services - 4.1%
Exterran Holdings, Inc.*	11,758	279,018
Global Industries Ltd.*	343,871	3,366,497
Helix Energy Solutions Group, Inc.*	137,841	2,370,865
		6,016,380

Gas Utilities - 1.0%
Southwest Gas Corp.	37,783	1,472,404

Health Care Equipment & Supplies - 3.1%
Align Technology, Inc.*	39,259	804,024
Integra LifeSciences Holdings Corp.*	13,892	658,759
Invacare Corp.	99,573	3,098,712
		4,561,495

Health Care Providers & Services - 2.1%
Amedisys, Inc.*	59,583	2,085,405
HealthSpring, Inc.*	7,416	277,136
Universal American Corp.	34,249	784,645
		3,147,186

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EQUITY SECURITIES - CONT’D	shares	value
Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc.*	107,919	$2,265,220

Hotels, Restaurants & Leisure - 3.1%
PF Chang’s China Bistro, Inc.	78,802	3,639,865
Texas Roadhouse, Inc.	52,278	888,203
		4,528,068

Household Durables - 2.3%
American Greetings Corp.	131,308	3,098,869
KB Home	23,457	291,805
		3,390,674

Insurance - 5.4%
MBIA, Inc.*	121,079	1,215,633
Platinum Underwriters Holdings Ltd.	67,117	2,556,487
Protective Life Corp.	33,245	882,655
RLI Corp.	18,299	1,054,937
Unitrin, Inc.	70,863	2,188,249
		7,897,961

Internet Software & Services - 1.4%
Earthlink, Inc.	252,768	1,979,173

IT Services - 2.1%
Acxiom Corp.*	61,482	882,267
MAXIMUS, Inc.	6,375	517,459
TeleTech Holdings, Inc.*	86,790	1,681,990
		3,081,716

Machinery - 7.1%
Barnes Group, Inc.	96,314	2,011,036
Briggs & Stratton Corp.	122,524	2,775,169
ESCO Technologies, Inc.	49,850	1,901,778
Robbins & Myers, Inc.	65,394	3,007,470
Watts Water Technologies, Inc.	20,817	795,001
		10,490,454

Media - 1.1%
Scholastic Corp.	60,776	1,643,383

Metals & Mining - 4.9%
AMCOL International Corp.	51,779	1,863,008
Schnitzer Steel Industries, Inc.	43,409	2,822,019
Worthington Industries, Inc.	119,232	2,494,334
		7,179,361

Oil, Gas & Consumable Fuels - 0.0%
Ship Finance International Ltd.	725	15,029

Personal Products - 0.4%
Revlon, Inc.*	39,109	620,660

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EQUITY SECURITIES - CONT’D	shares	value
Pharmaceuticals - 1.8%
Par Pharmaceutical Co.’s, Inc.*	86,900	$2,700,852

Professional Services - 1.5%
Corporate Executive Board Co.	52,678	2,126,611

Semiconductors & Semiconductor Equipment - 5.4%
Amkor Technology, Inc.*	122,856	828,049
Cabot Microelectronics Corp.*	63,770	3,331,983
Diodes, Inc.*	110,401	3,760,258
		7,920,290

Software - 2.9%
MicroStrategy, Inc.*	31,867	4,285,474

Specialty Retail - 4.5%
ANN, Inc.*	40,816	1,188,154
DSW, Inc.*	110,977	4,434,641
OfficeMax, Inc.*	81,657	1,056,641
		6,679,436

Textiles, Apparel & Luxury Goods - 4.4%
Timberland Co.*	155,518	6,421,338

Thrifts & Mortgage Finance - 3.0%
Astoria Financial Corp.	83,671	1,202,352
NewAlliance Bancshares, Inc.	49,055	727,976
Northwest Bancshares, Inc.	200,532	2,514,672
		4,445,000

Trading Companies & Distributors - 2.5%
Aircastle Ltd.	152,863	1,845,056
Applied Industrial Technologies, Inc.	56,125	1,866,718
		3,711,774

Total Equity Securities (Cost $112,476,697)		142,364,859

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		PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%		AMOUNT	VALUE
Calvert Social Investment Foundation Notes,
1.17%, 7/1/13 (b)(i)(r)		$651,905	$646,651

Total High Social Impact Investments (Cost $651,905)			646,651

TOTAL INVESTMENTS (Cost $113,128,602) - 97.1%			143,011,510
Other assets and liabilities, net - 2.9%			4,291,728
NET ASSETS - 100%			$147,303,238

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 of $0.01 par value shares authorized:
Class A: 5,609,482 shares outstanding			$85,344,544
Class B: 175,667 shares outstanding			2,226,445
Class C: 629,086 shares outstanding			9,195,224
Class I: 1,221,182 shares outstanding			21,927,589
Undistributed net investment income (loss)			(30,183)
Accumulated net realized gain (loss) on investments			(1,243,289)
Net unrealized appreciation (depreciation) on investments			29,882,908

NET ASSETS			$147,303,238

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $108,051,579)		$19.26
Class B	(based on net assets of $3,367,128)		$19.17
Class C	(based on net assets of $11,450,205)		$18.20
Class I	(based on net assets of $24,434,326 )		$20.01

		ACQUISITION
RESTRICTED SECURITIES		DATE	COST
Calvert Social Investment Foundation Notes, 1.17%, 7/1/13		7/1/10	$651,905

(b)	This security was valued by the Board of Directors. See Note A.
(i)	Restricted securities represent 0.4% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

See notes to financial statements.

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     STATEMENT OF OPERATIONS
SIX MONTHS ENDED
MARCH 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,554
Dividend income	958,710
Total investment income	961,264

Expenses:
Investment advisory fee	390,485
Transfer agency fees and expenses	194,081
Administrative fees	123,307
Distribution Plan expenses:
Class A	100,488
Class B	11,382
Class C	40,861
Directors’ fees and expenses	5,650
Custodian fees	16,659
Registration fees	35,306
Reports to shareholders	46,611
Professional fees	12,121
Accounting fees	9,812
Miscellaneous	17,112
Total expenses	1,003,875
Reimbursement from Advisor:
Class A	(59,894)
Class B	(4,070)
Class C	(4,973)
Class I	(17,751)
Fees paid indirectly	(1,891)
Net expenses	915,296

NET INVESTMENT INCOME	45,968

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	992,504
Change in unrealized appreciation (depreciation)	21,786,590

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	22,779,094

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$22,825,062

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	$45,968	($103,615)
Net realized gain (loss)	992,504	11,012,596
Change in unrealized appreciation (depreciation)	21,786,590	(5,868,045)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,825,062	5,040,936

Distributions to shareholders from:
Net investment income:
Class A shares	(8,311)	—
Class I shares	(67,840)	—
Total distributions	(76,151)	—

Capital share transactions:
Shares sold:
Class A shares	7,962,149	11,633,159
Class B shares	25,315	—
Class C shares	781,095	1,001,891
Class I shares	897,705	1,018,278
Reinvestment of distributions:
Class A shares	7,646	—
Class I shares	67,836	—
Redemption fees:
Class A shares	339	744
Class C shares	—	108
Shares issued from merger (See Note F):
Class A shares	58,426,624	—
Class B shares	3,361,913	—
Class C shares	7,373,297	—
Class I shares	8,033,740	—
Shares redeemed:
Class A shares	(9,704,241)	(14,509,808)
Class B shares	(465,148)	—
Class C shares	(921,581)	(477,741)
Class I shares	(639,687)	(2,727,539)
Total capital share transactions	75,207,002	(4,060,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,955,913	980,028

NET ASSETS
Beginning of period	49,347,325	48,367,297
End of period (including distributions in excess of
net investment income of $30,183 and $0, respectively)	$147,303,238	$49,347,325

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	445,363	774,579
Class B shares	1,372	—
Class C shares	45,258	69,680
Class I shares	48,657	65,553
Reinvestment of distributions:
Class A shares	426	—
Class I shares	3,649	—
Shares issued from merger (see Note F):
Class A shares	3,475,417	—
Class B shares	199,979	—
Class C shares	462,668	—
Class I shares	459,800	—
Shares redeemed:
Class A shares	(547,330)	(947,915)
Class B shares	(25,684)	—
Class C shares	(53,782)	(34,086)
Class I shares	(34,716)	(175,560)
Total capital share activity	4,481,077	(247,749)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Small Cap Fund (formerly known as Calvert Small Cap Value) (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers Class A, Class B (effective November 29, 2010), Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are only offered through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, securities valued at $646,651 or 0.4% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	VALUATION INPUTS
InvestMents In securItIes	level 1	level 2	level 3		total
Equity securities*	$142,364,859	—	—		$142,364,859
Other debt obligations	—	—	$646,651		646,651
TOTAL	$142,364,859	—	$646,651	**	$143,011,510

*For further breakdown of equity securities by industry, please refer to the Statement of Net Assets. **Level 3 securities represent 0.4% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such regis-

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tration. Information regarding restricted securities is included at the end of the Fund’s Schedules of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% (.75% prior to November 29, 2010) of the average daily net assets. Under the terms of the agreement, $84,631 was payable at period end. In addition, $50,464 was payable at period end for operating expenses paid by the Advisor during March 2011.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:
	CLASS A	CLASS B	CLASS C	CLASS I
Small Cap	1.69%	3.19%	2.69%	0.92%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B and Class C shares and .10% for Class I shares based on the average daily net assets. Under the terms of the agreement, $27,226 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, Class B, and Class C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $34,371 was payable at period end.

The Distributor received $10,868 as its portion of the commissions charged on sales of Class A shares for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $38,673 for the six months ended March 31, 2011. Under the terms of the agreement, $8,668 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3)

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non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

Purchases	$1,828,483
Sales	6,663,577

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($2,138,346)

Capital losses may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2011, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$ 31,749,321
Unrealized (depreciation)	(2,396,219)
Net unrealized appreciation/(depreciation)	$ 29,353,102

Federal income tax cost of investments	$ 113,658,408

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible

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by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2011.

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

NOTE F - OTHER

On July 29, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert New Vision Small Cap Fund (“New Vision”) for shares of the acquiring portfolio, Calvert Small Cap Fund (“Small Cap”) and the assumption of the liabilities of New Vision. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
New Vision, Class A	4,096,898	Small Cap, Class A	3,475,417	$58,426,624
New Vision, Class B	274,420	Small Cap, Class B	199,979	$3,361,913
New Vision, Class C	588,581	Small Cap, Class C	462,668	$7,373,297
New Vision, Class I	517,571	Small Cap, Class I	459,800	$8,033,740

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For financial reporting purposes, assets received and shares issued by Small Cap were recorded at fair value; however, the cost basis of the investments received from New Vision were carried forward to align ongoing reporting of Small Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
New Vision	$ 77,195,574	$ 8,015,457	Small Cap	$ 52,655,968

Assuming the acquisition had been completed on October 1, 2010, Small Cap’s results of operations for the six months ended March 31, 2011 would have been as follows:

Net investment income (loss)	($38,249)	(a)
Net realized and change in unrealized gain (loss) on investments	$29,799,988	(b)
Net increase (decrease) in assets from operations	$29,761,739

Because Small Cap and New Vision sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of New Vision that have been included in Small Cap’s Statement of Operations since November 29, 2010.

(a)	$45,968, as reported, plus ($84,217) from New Vision pre-merger.
(b)	$22,779,094, as reported, plus $7,020,894 from New Vision pre-merger.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010	2009
Net asset value, beginning	$15.55		$14.14	$15.61
Income from investment operations:
Net investment income (loss)	**		(.06)	(.02)
Net realized and unrealized gain (loss)	3.71		1.47	(1.45)
Total from investment operations	3.71		1.41	(1.47)
Distribution from:
Net investment income	**		—	—
Total distribution	**		—	—
Total increase (decrease) in net asset value	3.71		1.41	(1.47)
Net asset value, ending	$19.26		$15.55	$14.14

Total return*	23.87%		9.97%	(9.42%)
Ratios to average net assets:A
Net investment income (loss)	.05	% (a)	(.35%)	(.18%)
Total expenses	1.84	% (a)	1.94%	2.09%
Expenses before offsets	1.69	% (a)	1.69%	1.70%
Net expenses	1.69	% (a)	1.69%	1.69%
Portfolio turnover	2%		174%	61%
Net assets, ending (in thousands)	$108,052		$34,763	$34,051

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$18.95		$17.19	$16.16
Income from investment operations:
Net investment income (loss)	(.04)		.01	(.04)
Net realized and unrealized gain (loss)	(3.30)		1.75	1.08
Total from investment operations	(3.34)		1.76	1.04
Distributions from:
Net realized gain	—		—	(.01)
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	(3.34)		1.76	1.03
Net asset value, ending	$15.61		$18.95	$17.19

Total return*	(17.63%)		10.24%	6.43%
Ratios to average net assets:A
Net investment income (loss)	(.21%)		.03%	(.30%)
Total expenses	1.88%		1.84%	1.98%
Expenses before offsets	1.70%		1.72%	1.77%
Net expenses	1.69%		1.69%	1.69%
Portfolio turnover	62%		46%	63%
Net assets, ending (in thousands)	$31,035		$42,407	$28,584

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Period ended
	March 31,
class B shares	2011	#
Net asset value, beginning	$16.81
Income from investment operations:
Net investment income (loss)	(.09)
Net realized and unrealized gain (loss)	2.45
Total from investment operations	2.36
Total increase (decrease) in net asset value	2.36
Net asset value, ending	$19.17

Total return*	14.04%
Ratios to average net assets:A
Net investment income (loss)	(1.44	%) (a)
Total expenses	3.55	% (a)
Expenses before offsets	3.19	% (a)
Net expenses	3.19	% (a)
Portfolio turnover	1%
Net assets, ending (in thousands)	$3,367

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009
Net asset value, beginning	$14.77		$13.55	$15.08
Income from investment operations:
Net investment income (loss)	(.06)		(.15)	(.12)
Net realized and unrealized gain (loss)	3.49		1.37	(1.41)
Total from investment operations	3.43		1.22	(1.53)
Total increase (decrease) in net asset value	3.43		1.22	(1.53)
Net asset value, ending	$18.20		$14.77	$13.55

Total return*	23.22%		9.00%	(10.15%)
Ratios to average net assets:A
Net investment income (loss)	(.95	%) (a)	(1.28%)	(1.17%)
Total expenses	2.82	% (a)	3.17%	3.64%
Expenses before offsets	2.69	% (a)	2.69%	2.70%
Net expenses	2.69	% (a)	2.69%	2.69%
Portfolio turnover	2%		174%	61%
Net assets, ending (in thousands)	$11,450		$2,583	$1,889

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$18.50		$16.94	$16.09
Income from investment operations:
Net investment income (loss)	(.20)		(.13)	(.12)
Net realized and unrealized gain (loss)	(3.22)		1.69	.98
Total from investment operations	(3.42)		1.56	.86
Distributions from:
Net realized gain	—		—	(.01)
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	(3.42)		1.56	.85
Net asset value, ending	$15.08		$18.50	$16.94

Total return*	(18.49%)		9.21%	5.34%
Ratios to average net assets:A
Net investment income (loss)	(1.21%)		(.96%)	(1.29%)
Total expenses	3.22%		3.29%	6.11%
Expenses before offsets	2.70%		2.72%	2.77%
Net expenses	2.69%		2.69%	2.69%
Portfolio turnover	62%		46%	63%
Net assets, ending (in thousands)	$1,735		$2,095	$734

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009
Net asset value, beginning	$16.14		$14.56	$15.94
Income from investment operations:
Net investment income	.07		.08	.08
Net realized and unrealized gain (loss)	3.86		1.50	(1.46)
Total from investment operations	3.93		1.58	(1.38)
Distributions from:
Net investment income	(.06)		—	—
Total distributions	(.06)		—	—
Total increase (decrease) in net asset value	3.87		1.58	(1.38)
Net asset value, ending	$20.01		$16.14	$14.56

Total return*	24.35%		10.85%	(8.66%)
Ratios to average net assets:A
Net investment income	.83	% (a)	.44%	.60%
Total expenses	1.11	% (a)	1.16%	1.16%
Expenses before offsets	.92	% (a)	.92%	.93%
Net expenses	.92	% (a)	.92%	.92%
Portfolio turnover	2%		174%	61%
Net assets, ending (in thousands)	$24,434		$12,001	$12,428

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008		2007	2006
Net asset value, beginning	$19.31		$17.38	$16.22
Income from investment operations:
Net investment income	.08		.11	.06
Net realized and unrealized gain (loss)	(3.35)		1.82	1.11
Total from investment operations	(3.27)		1.93	1.17
Distributions from:
Net investment income	(.10)		—	—
Net realized gain	—		—	(.01)
Total distributions	(.10)		—	(.01)
Total increase (decrease) in net asset value	(3.37)		1.93	1.16
Net asset value, ending	$15.94		$19.31	$17.38

Total return*	(17.01%)		11.10%	7.21%
Ratios to average net assets:A
Net investment income	.58%		.80%	.49%
Total expenses	1.11%		1.14%	1.50%
Expenses before offsets	.93%		.95%	1.00%
Net expenses	.92%		.92%	.92%
Portfolio turnover	62%		46%	63%
Net assets, ending (in thousands)	$14,450		$13,145	$5,136

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
#	From November 29, 2010 inception.
(a)	Annualized.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s web-site at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 7, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in

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private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the three-year period ended June 30, 2010 and below the median of its peer group for the one- and five-year periods ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s

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discussion of the Fund’s performance and management’s plans with respect to the Fund. The Board also noted that the Adviser had assumed responsibility for the day-to-day management of the Fund in July 2010. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered the reduction in the advisory fee. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others:

(a)	the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement;
(b)	the Advisor maintains appropriate compliance programs;
(c)	appropriate action is being taken with respect to the performance of the Fund;
(d)	the Advisor is likely to execute its investment strategies consistently over time;

and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
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Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

1	President’s Letter
4	SRI Update
6	Portfolio Management Discussion
16	Shareholder Expense Example
19	Statements of Net Assets
25	Statements of Operations
26	Statements of Changes in Net Assets
29	Notes to Financial Statements
36	Financial Highlights
43	Explanation of Financial Tables
45	Proxy Voting and
Availability of Quarterly Portfolio Holdings
45	Basis for Board’s Approval of Investment Advisory Contracts

Dear Shareholder:

     The financial markets ended the six-month reporting period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) initially buoyed the markets, which were further bolstered by the extension in December of the Bush-era tax cuts for all income levels. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of energy soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a stock market sell-off before equities rebounded strongly in the final two weeks of the reporting period.

Markets Continue to Pick Up Steam

The stock market generally continued its upward momentum throughout the six-month period—with help from a strong fourth-quarter earnings season. Both U.S. growth- and value-oriented stocks reported significant gains across all capitalizations. In fact, the large-cap Russell 1000 Index and Standard & Poor’s 500 Index rose 18.13% and 17.31%, respectively, for the six-month period. Small- and mid-cap indices posted even higher returns as investors’ appetite for risk continued to strengthen.

However, continued uncertainty about the sovereign debt situation in some European countries as well as a drag from emerging markets tempered returns abroad, with the MSCI EAFE Index of international stocks returning 10.33% for the six-month period. Also, corporate bonds edged down slightly for the period, with the Barclays Capital U.S. Credit Index returning -0.98%. Money market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate low.

Board Diversity and Company Competitiveness

At Calvert, we believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace and to potentially outperform their peers. As a result, we continue to use our role as sustainable and responsible investors to encourage companies to clearly define diversity as inclusive of gender, ethnic, and racial backgrounds and to publicly commit to increasing diversity—on their boards and throughout their organizations.

We celebrated the first anniversary of the publication of the Women’s Empowerment Principles (WEP) and the 100th anniversary of International Women’s Day in March with a two-day event sponsored by the United Nations Women and the United Nations Global Compact. The WEP were established through collaboration between

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 1

the United Nations Women and the United Nations Global Compact in March 2010. Calvert continues to be an integral player in furthering the adoption of the WEP across the globe. In fact, more than 140 CEOs worldwide have signed a statement of support for the WEP, in part due to Calvert’s efforts.

Also, our October 2010 diversity report “Examining the Cracks in the Ceiling” has been making news by being cited in more than 40 articles from outlets such as The Washington Post, Forbes, and The New York Times. While we are pleased to see such strong media interest in this topic, we’re even more pleased that the report has led to Calvert having conversations with more than a dozen companies about their diversity scores and actions they can take to improve their overall diversity performance.

Opportunities and Challenges Ahead

Overall, we are encouraged by the market’s ability to move ahead despite the recent troubles in the Middle East and Japan, and we expect a slow, gradual economic recovery to continue throughout the remainder of the year. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market should limit gains. Energy prices will remain a challenge until we see more resolution of the issues in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we are optimistic and believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks that may lie ahead.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 2

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc. As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 3

SRI
Update
from the Calvert Sustainability Research Department

Climate Change
Calvert has continued its corporate engagement and policy work in support of energy efficiency, alternative energy, and reduc- tions in greenhouse gas emissions. We have also been ramping up our work on climate change adaptation. Leading scientists believe that even if we stop producing greenhouse gasses tomorrow, a certain amount of climate change will still happen because of the carbon dioxide and other pollutants already in the atmosphere.

As a result, Calvert has been collaborating with Oxfam America to highlight the risks U.S. companies face from climate change as well as the opportunities for innovation and new business that corporate solutions could offer. In November 2010, we helped facilitate a high-level roundtable on Capitol Hill hosted by Oxfam for members of Congress, key congressional staff, and companies such as John Deere, Johnson Controls, Starbucks, and Levi’s to discuss these topics.

Calvert and Oxfam are now helping some of the attending companies form a business coalition to assist corporations and vulnerable communities in their adaptation to the effects of climate change. The new coalition would publish case studies and best practices as well as promote public policies related to climate change adaptation and resiliency.

Japan’s Natural Disasters

Massive damage to the Fukushima nuclear plant in the wake of the March earthquake and tsunami in Japan caused devastating radioactive leaks that have underscored the need for safer alternative energy solutions. Several governments with significant nuclear capacity swiftly announced policies to halt the building of new plants and perform stress tests on current ones as governments around the world began reevaluating the safety of nuclear power and its role in the alternative energy mix.

Calvert believes we must make tough choices to address climate change and advocate a broad range of solutions, such as conservation and renewables. Calvert Global Alternative Energy Fund does not invest in companies that own or operate new nuclear power plants or that do not meet Calvert’s safety and security performance standards. However, the Fund’s environmental, social, and governance (ESG) criteria do allow for select investment in companies with existing nuclear power if they are demonstrating leadership in alternative energy.

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Green Homebuilding

In October, Calvert released “A Green Recovery for America’s Homebuilders? A Survey of Sustainable Practices by the Homebuilding Industry.” This updated version of our 2008 report on America’s 10 largest publicly traded homebuilders shows they have started to improve their policies and practices related to the environment and resources, but much progress remains to be seen.

Out of 42 possible points, the average total sustainability score was just over six points, or 15%. All 10 homebuilders have made some effort to develop environmental policies or practices or offer environmental products. However, there is a big difference in the level of commitment to sustainability and the penetration of “green” homes in each company’s product mix.

Corporate & Board Diversity

The newly released version of another Calvert report, “Examining the Cracks in the Ceiling: A Survey of Corporate Diversity Practices of the S&P 100,” revealed that women are still significantly underrepresented on corporate boards (18%) and in C-level executive positions (8.4%)--despite comprising more than half the workforce.

Another disappointment was learning that 37% of the companies disclose no demographic data on employees—such as race, ethnicity, and gender—which is necessary to evaluate a company’s progress. Only eight companies disclose full EEO-1 data, which is a full breakdown of the workforce by race and gender across employment categories.

As an investor, Calvert believes companies that combine competitive financial performance with fair and equitable working environments—where diversity is embraced—are more likely to recognize gains in both the workplace and marketplace and be better positioned to generate long-term value for their shareholders.

The following companies represented the following percentages of net assets as of March 31, 2011: John Deere represented 1.53% of Calvert Balanced Portfolio and 0.52% of Calvert Social Index Fund; Johnson Controls represented 0.36% of Calvert Social Index Fund; Starbucks represented 0.35% of Calvert Social Index Fund, 2.01% of Calvert Equity Portfolio, and 1.65% of Calvert Enhanced Equity Portfolio. All holdings are subject to change without notice.

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PORTFOLIO MANAGEMENT DISCUSSION

Jens Peers of Kleinwort Benson Investors-Dublin

Performance

Calvert Global Alternative Energy Fund A shares (at NAV) returned 9.61% for the six-month period through March 31, 2011, compared with 8.79% for the Ardour Global Alternative Energy Index. Sector allocation was the primary cause of outperformance relative to the Index.

Investment Climate

World equity markets rose in local currency terms during the period, with the MSCI World Equity Index up 14.42%. There were also several reassuring signs from a fundamentals perspective—with solid economic performance around the globe, excellent growth in corporate profits, and signs of increasing corporate confidence via increased dividends, share buybacks, and a big pick-up in merger and acquisition (M&A) activity.

As a result, equity markets were particularly positive through January and much of February before being hit with two new crises in March: the political eruptions in the Middle East, which sent oil prices soaring to above $115 per barrel, and the powerful earthquake and deadly tsunami in Japan. We believe the impact on global economic growth will be minimal, although it may cause supply chain disruptions in certain sectors.

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
MARCH 31, 2011

InvestMent PerforMance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	9.61%	0.11%
Class C	9.14%	-0.91%
Class I	9.83%	0.44%
Ardour Global Alternative Energy Index (Composite)	8.79%	-1.01%
Lipper Global Natural Resources Funds Average	27.76%	24.86%

	% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary		1.4%
Consumer Staples		3.0%
Energy		1.6%
Industrials		38.9%
Information Technology		20.3%
Materials		5.4%
Utilities		29.4%
Total		100%

TEN LARGEST		% OF NET
STOCK HOLDINGS		ASSETS
Iberdrola Renovables SA		4.8%
MEMC Electronic Materials, Inc.		4.6%
First Solar, Inc.		4.5%
EDP Renovaveis SA		3.7%
Prysmian SpA		3.1%
Cosan Ltd.		3.0%
Vestas Wind Systems A/S		3.0%
Cree, Inc.		2.9%
NextEra Energy, Inc.		2.9%
Trina Solar Ltd. (ADR)		2.8%
Total		35.3%

*	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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Overall, the six-month period saw contrasting fortunes for renewable energy companies. The combination of better-than-expected economic data, more fiscal stimulus, and continued strength in the corporate sector was a powerful catalyst for higher-risk stocks from October through February.

Theoretically, renewable energy should outperform in such an environment. However, resurfacing sovereign debt concerns weighed on companies in Spain, Portugal, and Italy. Also, the American Wind Energy Association released downbeat data for U.S. wind capacity during the third quarter of 2010 and forecast a decline of 50% for year-over-year new installations versus the record year of 2009, as lower natural gas prices delayed investment in this capital intensive sector.

However, investor sentiment on renewable energy shifted dramatically in mid-Decem-ber and continued to improve. An easing of Europe’s sovereign debt issues certainly helped, but several events led to a dramatic re-assertion of the long-term fundamentals for renewable energy markets. For one, the political unrest in the Middle East and North Africa and resulting oil price hike underscored energy security concerns for many countries.

In addition, the radioactive leaks at the Fukushima nuclear power plant in Japan following the natural disasters caused power prices to spike, investors to speculate on the growing need for energy alternatives, and several countries with significant nuclear capacity to swiftly implement new policies to re-evaluate safety.

Portfolio Strategy

Sector allocation was responsible for the Fund’s outperformance—particularly an overweight to Solar and underweight to Energy Efficiency. An overweight to Fuel Cells and Energy Conservation was positive as well, although this was primarily driven by just one or two stocks.

Solar was our preferred renewable energy sector toward the end of 2010 and we believe it will be the strongest growing one in 2011. First Solar, MEMC, SunPower, SMA Solar, and Wacker Chemie all had strong returns. The Fund has an overweight to all except First Solar, which appreciated after getting approval to finance a 290-megawatt project in Arizona. The Fund increased its holdings in MEMC and SunPower during the period, both of which have large downstream pipelines in the fast growing North American market. German companies SMA Solar and Wacker Chemie gained after indications that the government would move faster to promote renewables. Strengthening polysilicon prices helped boost Wacker Chemie shares as well. We believe all of these companies can produce double-digit growth this year.

We added Trina Solar and Renesola to our preferred low-cost Chinese manufacturers during a sell-off in late 2010. We also added low-cost Korean polysilicon producer OCI, which should benefit from the short- to mid-term supply squeeze.

In Wind, both sector allocation and stock selection added modestly to relative performance. We further trimmed the Fund’s overall weighting to Wind in the second half of 2010 as low natural gas prices continued to hamper demand for wind farms,

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although we increased exposure to robust emerging markets such as China.

In addition, the nuclear power emergency in Japan increased speculation that the European Union could raise its 2020 wind targets and Chinese nuclear capacity growth would slow—driving the Fund’s overweight positions in EDP Renovaveis, Gamesa and Iberdrola to positive contributions. However, this was somewhat offset by a significant underweight in Vestas, which also performed well.

An underweight to Energy Efficiency helped as well after Cree cut its March quarterly sales expectations by 15% and trimmed its gross margin expectations. We took this opportunity to add to the position on weakness.

During November, the Fund took a 1.6% position in Italy’s Enel Green Power during an initial public offering, which outperformed the Index for the period. Enel has stable operating assets, mainly in geothermal and hydro power, yet also has a large pipeline of wind projects. In December, we added Veeco Instruments, which has a dominant market share in equipment for manufacturing LED chips and should benefit as LED lighting takes off.

Outlook

We believe there is strong potential for further gains in the coming months due to renewed economic traction in developed economies, healthy emerging markets, strong earnings growth, companies’ willingness to spend, and reasonable market valuations. Also, while governments and consumers remain cash strapped, company cash levels are at record highs and the greatest takeover boom in history could be ahead of us.

The Federal Reserve (Fed) could be a key challenge to this because the Fed dictates the short-term market direction from a global markets perspective. For now, the Fed is keeping rates low and using soothing rhetoric, which has been a positive cocktail for the markets. But the second half of the year will be a tricky phase for equities as the economy gains traction and the Fed likely shifts course. It is still unlikely it will actually raise rates in 2011, but it could start paring back its quantitative easing program(“QE2”) and talking about raising rates.

We believe the events in Japan will negatively impact the nuclear energy sector for the long-term, making it more cumbersome to roll out new nuclear capacity due to stricter safety standards, higher insurance costs and more expensive funding costs. Renewable energy and natural gas should benefit from this.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 8

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.24%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 9

Overall, our central scenario remains clearly positive, but not blindingly so. Markets are extremely volatile and we expect this to continue. In such a scenario, we still believe that focusing on corporate strength, strong cash flows, and positive earnings momentum should be winning strategies for investors.

April 2011

As of March 31, 2011, the following companies represented the following percentages of Fund net assets: First Solar 4.51%, MEMC 4.60%, SunPower 2.60%, SMA Solar 0.79%, Wacker Chemie 2.01%, Trina Solar 2.82%, Renesola 2.35% OCI Company 1.01%, EDP Renovaveis 3.71%, Gamesa 0.53%, Iberdrola 4.83%,Vestas 2.96%, Cree 2.93%, Enel Green Power 2.74%, and Veeco 0.51%. All portfolio holdings are subject to change without notice.

CALVERT GLOBAL ALTERNATIVE ENERGY FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A shares	(with max. load)
One year	-4.66%
Since inception (5/31/2007)	-13.55%

class C shares	(with max. load)
One year	-1.90%
Since inception (7/31/2007)	-14.75%

class I shares
One year	0.44%
Since inception (5/31/2007)	-12.07%

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 10

PORTFOLIO MANAGEMENT DISCUSSION

Jens Peers
of Kleinwort
Benson Investors-
Dublin

Calvert Global Water Fund Class A shares (at NAV) returned 14.55% for the six-month period ended March 31, 2011, compared with 14.24% for the S-Network Global Water Index (formerly known as the Janney Global Water Index). The Fund’s outperformance was due to sector allocation and stock selection.

Investment Climate

World equity markets rose in local currency terms during the period, with the MSCI World Equity Index up 14.42%. There were also several reassuring signs from a fundamentals perspective, with solid economic performance around the globe as well as excellent growth in corporate profits and signs of increasing corporate confidence via increased dividends, share buybacks, and a big pick-up in mergers and acquisitions.

Overall, the six-month period saw contrasting fortunes for Water companies. The combination of better-than-expected economic data, more fiscal stimulus, and continued strength in the corporate sector was a powerful catalyst for higher-risk stocks from October through February. While equity markets in general were particularly positive through January and much of February, those months brought selling pressure for all three Water sub-

CALVERT GLOBAL WATER FUND
MARCH 31, 2011
INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	14.55%	11.87%
Class C	13.95%	10.73%
Class Y	14.62%	12.16%
S-Network Global Water Index	14.24%	14.07%
Lipper Global Natural Resources Funds Average	27.76%	24.86%

	% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary		0.7%
Industrials		50.0%
Information Technology		11.9%
Materials		5.7%
Utilities		31.7%
Total		100%

TEN LARGEST		% OF NET
STOCK HOLDINGS		ASSETS
Veolia Environnement SA		4.7%
Suez Environnement SA		4.2%
Danaher Corp.		4.1%
Pentair, Inc.		4.0%
American Water Works Co., Inc.		3.6%
Agilent Technologies, Inc.		3.5%
Pall Corp.		3.5%
Nalco Holding Co.		3.5%
Pennon Group plc		3.4%
Tetra Tech, Inc.		3.3%
Total		37.8%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 11

sectors—Water Technology, Water Infrastructure and Water Utilities. Political instability in the Middle East and North Africa increased the risk of payment and completion delays for companies with projects in the region. Also, the spike in oil prices—although positive for a few Water companies that provide supplies to the Energy sector—hurt chemical and other companies where oil is a significant input cost.

Both the instability in the Middle East and the powerful March earthquake and deadly tsunami in Japan brought down the broader equity market. Japanese Water companies have been weighed down by the near-term uncertainty. While there were clearly supply disruptions in technology and automotive, we believe that industrial production will recover fairly quickly and the impact to the Japanese Water companies will be minimal.

Continued speculation regarding the sovereign debt of peripheral economies weighed on European companies. However, the European Central Bank’s move to raise rates sooner than other central banks led the euro to strengthen 5% versus the U.S. dollar and almost 3% versus the pound sterling during the first quarter of 2011.

Finally, water price increases in the regulated U.S. market continue to track ahead of inflation, enhancing the earnings power of U.S. utilities and encouraging them to invest in growing their rate bases. Confirmation of a bottoming in the U.S. residential construction and remodeling market also helped sentiment toward related stocks as well.

Portfolio Strategy

A combination of sector allocation and stock selection drove the Fund’s outperformance. While the benchmark’s allocation of nearly 50% to Water Utilities meant this sub-sector was already our most significant sub-sector bias, we also reduced our overall position in this sub-sector during the period so we could increase the Fund’s cyclical exposure with Water Technology and Water Infrastructure. Even within Water Utilities, we decreased our allocation to regulated U.S. utilities in favor of more cyclically exposed, non-regulated European utilities such as Suez and Veolia.

In fact, we built an overweight to Water Technology over the six-month time frame after strong earnings in the third quarter of 2010 increased our confidence about the strength and visibility of its end markets. We have also seen more requests for bids being issued, which bodes well for capital spending on infrastructure projects that simply cannot be delayed any longer.

Strong performers included Agilent (up 34%) and Danaher (28%)—neither of which are in the benchmark.1 Investor sentiment reacted positively to the strong earnings and 2011 guidance from these two high-quality companies. Our decision to deviate from the benchmark and exit Duoyuan Global Water in September 2010 due to suspected corporate governance issues was also beneficial as its shares fell nearly 40% during the period.

The only real negative came from stock selection within Water Infrastructure. While our holdings in that sub-sector performed well, several stocks the benchmark held but we didn’t—specifically, Lindsay Corp (82.9%) and Aalberts Industries (44.1%)—caused the Fund’s performance to lag in this sub-sector. However, we continue to prefer quality companies with strong market-leading positions and balance

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 12

sheets, which position them better for this challenging raw material environment. We also increased positions in names with significant commodity exposure such as Layne Christensen and Flowserve.

In early March, we took advantage of two consecutive weak months to increase our exposure to Water Technology—especially to high-growth niche areas that we favor, such as industrial water treatment, the test and measurement space, and infrastructure diagnostics. We believe Itron is well-placed to capitalize on the upcoming growth in utility metering, given its long history of working with utilities, market-leading positions in the U.S. and Europe, and improving operations and balance sheet after its restructuring. After its U.S. initial public offering, we also added Elster Group, which is a good-quality metering company in an end market we like that trades at a discount to its competitors.

Outlook

We believe there is strong potential for further gains in the coming months due to renewed economic traction in developed economies, healthy emerging markets, strong earnings growth, companies’ willingness to spend, and reasonable market valuations. Also, while governments and consumers remain cash-strapped, corporate cash levels are at record highs and the greatest takeover boom in history could be ahead of us.

The Federal Reserve (Fed) could be a key challenge to this because the Fed dictates the short-term market direction from a global markets perspective. For now, the Fed is keeping rates low and using soothing rhetoric, which has been a positive cocktail for the markets. But the second half of the

CALVERT GLOBAL WATER FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class A shares	(with max. load)
One year	6.53%
Since inception (9/30/2008)	5.36%

class C shares	(with max. load)
One year	9.73%
Since inception (9/30/2008)	6.38%

class Y shares
One year	12.16%
Since inception (9/30/2008)	7.55%

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 13

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.64%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 14

year will be a tricky phase for equities as the economy gains traction and the Fed likely shifts course, although we think it is still unlikely it will actually raise rates in 2011.

We continue to monitor some interesting, potentially high-growth opportunities in the Water Technology space and may possibly look to increase exposure to some new or emerging niche end markets.

Overall, our central scenario remains clearly positive, but not blindingly so. Markets are extremely volatile and we expect this to continue. In such a scenario, we still believe that focusing on corporate strength, strong cash flows, and positive earnings momentum should be winning strategies for investors.

April 2011

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2011, the following companies represented the following percentages of Fund net assets: Suez 4.24%, Veolia 4.56%, Agilent 3.52%, Danaher 4.11%, Duoyuan Global Water 0%, Lindsay 0%, Aalberts Industries 0%, Layne Christensen 1.52%, Flowserve 3.00%, Itron 3.22%, and Elster Group 1.44%. All holdings are subject to change without notice.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BegInnIng	endIng account	exPenses PaId
	account value	value	durIng PerIod*
GLOBAL ALTERNATIVE ENERGY	10/1/10	3/31/11	10/1/10 - 3/31/11
class A
Actual	$1,000.00	$1,096.10	$9.67
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per
year before expenses)

class c
Actual	$1,000.00	$1,091.40	$14.86
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per
year before expenses)

class I
Actual	$1,000.00	$1,098.30	$7.32
Hypothetical	$1,000.00	$1,017.95	$7.04
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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	BegInnIng	endIng account	exPenses PaId
	account value	value	durIng PerIod*
gloBal water	10/1/10	3/31/11	10/1/10 - 3/31/11
class a
Actual	$1,000.00	$1,145.50	$9.90
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per
year before expenses)

class c
Actual	$1,000.00	$1,139.50	$15.20
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per
year before expenses)

class Y
Actual	$1,000.00	$1,146.20	$8.56
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
MARCH 31, 2011

EQUITY SECURITIES - 98.4%	shares	value
Australia - 2.5%
Ceramic Fuel Cells Ltd.*	30,885,601	$3,841,425
Infigen Energy	2,466,481	945,269
		4,786,694

Austria - 2.5%
Verbund AG	108,703	4,833,677

Belgium - 3.2%
4Energy Invest NV*	194,838	729,585
Hansen Transmissions International NV*	6,931,421	5,339,469
		6,069,054

Brazil - 3.0%
Cosan Ltd.	440,500	5,682,450

Canada - 0.5%
Ballard Power Systems, Inc.*	377,838	880,362

Chile - 0.7%
Enersis SA (ADR)	65,296	1,359,463

China - 8.1%
China Hydroelectric Corp. (ADR):
Common Stock*	98,800	717,288
Warrants (strike price $15.00/share, expires 1/25/14)*	98,800	29,640
China Longyuan Power Group Corp.*	2,982,000	3,210,039
China Suntien Green Energy Corp Ltd.*	5,379,000	1,736,411
Renesola Ltd. (ADR)*	424,351	4,476,903
Trina Solar Ltd. (ADR)*	179,100	5,394,492
		15,564,773

Denmark - 3.3%
Greentech Energy Systems A/S*	195,552	643,563
Vestas Wind Systems A/S*	130,332	5,657,823
		6,301,386

France - 4.2%
La séchilienne-Sidec SA	191,343	5,375,093
Saft Groupe SA	60,586	2,576,336
		7,951,429

Germany - 6.1%
Elster Group SE (ADR)*	111,979	1,819,659
Manz Automation AG*	14,243	1,020,214
REpower Systems AG	7,876	1,609,228

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EQUITY SECURITIES - CONT’D	shares	value
Germany - Cont’d
Roth & Rau AG*	45,986	$1,030,579
SMA Solar Technology AG	11,982	1,503,061
Solar Millennium AG*	36,797	955,129
Wacker Chemie AG	17,061	3,840,431
		11,778,301

Hong Kong - 3.0%
China Everbright International Ltd	5,215,000	2,541,972
China High Speed Transmission Equipment Group Co. Ltd.	2,017,000	3,242,599
		5,784,571

Italy - 6.9%
Enel Green Power SpA*	1,881,816	5,226,229
Falck Renewables SpA	259,182	592,242
Landi Renzo SpA	381,905	1,348,818
Prysmian SpA	279,815	6,008,906
		13,176,195

South Korea - 2.6%
OCI Co. Ltd.	4,294	1,933,758
Taewoong Co. Ltd.*	63,275	2,987,962
		4,921,720

Spain - 11.9%
Acciona SA	15,931	1,732,701
EDP Renovaveis SA*	986,525	7,091,584
Gamesa Corp. Tecnologica SA*	97,582	1,014,963
Iberdrola Renovables SA	2,140,263	9,243,853
Telvent GIT SA*	124,252	3,616,976
		22,700,077

Sweden - 0.2%
Opcon AB*	161,184	477,431

United Arab Emirates - 0.7%
Lamprell plc	223,793	1,266,019

United Kingdom - 6.6%
ITM Power plc*	802,810	763,371
Johnson Matthey plc	77,777	2,321,661
Scottish & Southern Energy plc	219,301	4,438,030
SIG plc*	2,268,848	5,079,421
		12,602,483

United States - 32.4%
Advanced Energy Industries, Inc.*	108,446	1,773,092
American Superconductor Corp.*	107,722	2,679,046
Calgon Carbon Corp.*	91,869	1,458,880
Covanta Holding Corp.	233,444	3,987,224
Cree, Inc.*	121,141	5,591,869
First Solar, Inc.*	53,600	8,621,024
FuelCell Energy, Inc.*	372,617	797,400
GT Solar International, Inc.*	81,758	871,540

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EQUITY SECURITIES - CONT’D	shares	value
United States - Cont’d
Itron, Inc.*	83,782	$4,728,656
MEMC Electronic Materials, Inc.*	677,121	8,775,488
NextEra Energy, Inc.	99,289	5,472,810
Ormat Technologies, Inc.	145,439	3,683,970
SatCon Technology Corp.*	795,484	3,070,568
STR Holdings, Inc.*	27,957	536,215
SunPower Corp.*	290,242	4,974,748
Tetra Tech, Inc.*	164,942	4,072,418
Veeco Instruments, Inc.*	18,719	951,674
		62,046,622

Total Equity Securities (Cost $188,309,043)		188,182,707

TOTAL INVESTMENTS (Cost $188,309,043) - 98.4%		188,182,707
Other assets and liabilities, net - net - 1.6%		3,150,825
NET ASSETS - 100%		$191,333,532

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 16,181,556 shares outstanding		$260,278,755
Class C: 3,775,405 shares outstanding		57,715,423
Class I: 1,381,687 shares outstanding		14,863,395
Undistributed net investment income (loss)		(1,510,918)
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(139,886,995)
Net unrealized appreciation (depreciation) on investments,
foreign currencies and assets and liabilities denominated
in foreign currencies		(126,128)

NET ASSETS		$191,333,532

NET ASSET VALUE PER SHARE
Class A (based on net assets of $145,770,207)		$9.01
Class C (based on net assets of $32,904,295)		$8.72
Class I (based on net assets of $12,659,030)		$9.16

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENT OF NET ASSETS
MARCH 31, 2011

EQUITY SECURITIES - 98.3%	shares	value
Canada - 4.3%
GWR Global Water Resources Corp.*	48,297	$372,739
Pure Technologies Ltd.*	197,613	969,967
Stantec, Inc.*	37,821	1,129,415
		2,472,121

China - 2.1%
China Valves Technology, Inc.*	55,900	259,376
Sound Global Ltd.*	747,000	426,789
Tri-Tech Holding, Inc.*	41,797	487,771
		1,173,936

Finland - 0.6%
Uponor OYJ	21,159	361,043

France - 8.9%
Suez Environnement SA	117,167	2,426,368
Veolia Environnement SA	85,562	2,662,663
		5,089,031

Germany - 1.8%
Elster Group SE (ADR)*	50,691	823,729
Joyou AG*	11,782	233,126
		1,056,855

Hong Kong - 1.7%
China Everbright International Ltd.	1,940,000	945,623

Italy - 4.0%
ACEA SpA*	60,198	710,402
Hera SpA	660,817	1,583,104
		2,293,506

Japan - 4.2%
Kurita Water Industries Ltd.	42,400	1,259,654
Torishima Pump Manufacturing Co. Ltd.	78,300	1,168,304
		2,427,958

Netherlands - 2.0%
Arcadis NV	48,509	1,173,472

South Korea - 0.3%
Woongjin Coway Co. Ltd.	4,320	149,061

Switzerland - 2.6%
Geberit AG	6,887	1,503,876

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EQUITY SECURITIES - CONT’D	shares	value
United Kingdom - 10.7%
Halma plc	186,767	$1,050,564
Northumbrian Water Group plc	122,744	654,387
Pennon Group plc	192,547	1,931,307
Severn Trent plc	55,349	1,297,761
United Utilities Group plc	123,734	1,174,569
		6,108,588

United States - 55.1%
A.O. Smith Corp.	29,693	1,316,588
AECOM Technology Corp.*	43,054	1,193,887
Agilent Technologies, Inc.*	44,967	2,013,622
American Water Works Co., Inc.	74,323	2,084,760
Aqua America, Inc.	63,987	1,464,662
Arch Chemicals, Inc.	14,848	617,528
Calgon Carbon Corp.*	37,961	602,821
California Water Service Group	15,340	570,188
Danaher Corp.	45,321	2,352,160
Flowserve Corp.	13,313	1,714,714
Franklin Electric Co., Inc.	16,176	747,331
IDEX Corp.	39,399	1,719,766
Insituform Technologies, Inc.*	39,418	1,054,432
Itron, Inc.*	32,574	1,838,477
Layne Christensen Co.*	25,272	871,884
Met-Pro Corp.	11,707	139,313
Nalco Holding Co.	73,131	1,997,208
Pall Corp.	34,848	2,007,593
Pentair, Inc.	61,233	2,313,995
Roper Industries, Inc.	19,615	1,695,913
Tetra Tech, Inc.*	76,710	1,893,970
Watts Water Technologies, Inc.	35,303	1,348,222
		31,559,034

Total Equity Securities (Cost $51,253,710)		56,314,104

TOTAL INVESTMENTS (Cost $51,253,710) - 98.3%		56,314,104
Other assets and liabilities, net - 1.7%		991,550
NET ASSETS - 100%		$57,305,654

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 2,956,053 shares outstanding	$44,522,370
Class C: 337,833 shares outstanding	5,022,472
Class Y: 61,831 shares outstanding	1,020,813
Undistributed net investment income (loss)	(177,265)
Accumulated net realized gain (loss) on investments
and foreign currency transactions	1,855,481
Net unrealized appreciation (depreciation) on investments,
foreign currencies and assets and liabilities denominated
in foreign currencies	5,061,783

NET ASSETS	$57,305,654

NET ASSET VALUE PER SHARE
Class A (based on net assets of $50,597,517)	$17.12
Class C (based on net assets of $5,651,462)	$16.73
Class Y (based on net assets of $1,056,675)	$17.09

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

	GLOBAL ALTERNATIVE	GLOBAL
NET INVESTMENT INCOME	ENERGY FUND	WATER FUND
Investment Income:
Dividend income (net of foreign taxes withheld of
$12,832 and $4,440, respectively)	$353,547	$282,838
Interest income	215	491
Total investment income	353,762	283,329

Expenses:
Investment advisory fee	891,393	233,069
Transfer agency fees and expenses	373,246	78,155
Administrative fees	305,443	83,095
Distribution Plan expenses:
Class A	172,490	53,506
Class C	157,680	21,780
Directors’ fees and expenses	7,563	2,680
Custodian fees	99,371	50,979
Registration fees	19,858	18,278
Reports to shareholders	112,455	18,634
Professional fees	17,574	11,060
Accounting fees	14,352	3,920
Miscellaneous	9,562	7,974
Total expenses	2,180,987	583,130
Reimbursement from Advisor:
Class A	(321,389)	(105,210)
Class C	(44,582)	(10,759)
Class I	(7,098)	—
Class Y	—	(6,120)
Fees paid indirectly	(253)	(447)
Net expenses	1,807,665	460,594

NET INVESTMENT INCOME (LOSS)	(1,453,903)	(177,265)

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on:
Investments	(5,222,249)	2,038,314
Foreign currency transactions	(53,484)	(9,808)
	(5,275,733)	2,028,506

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	23,154,685	4,222,457
Assets and liabilities denominated in foreign currencies	(3,270)	740
	23,151,415	4,223,197

NET REALIZED AND UNREALIZED
GAIN (LOSS)	17,875,682	6,251,703

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,421,779	$6,074,438

See notes to financial statements.

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     GLOBAL ALTERNATIVE ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	($1,453,903)	($1,806,541)
Net realized gain (loss)	(5,275,733)	(21,292,815)
Change in unrealized appreciation (depreciation)	23,151,415	(32,741,634)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,421,779	(55,840,990)

Capital share transactions:
Shares sold:
Class A shares	14,853,235	45,073,154
Class C shares	2,731,982	9,625,607
Class I shares	3,993,072	2,623,785
Redemption fees:
Class A shares	1,300	4,281
Class C shares	26	469
Shares redeemed:
Class A shares	(27,016,148)	(54,169,172)
Class C shares	(5,735,640)	(8,873,467)
Class I shares	(1,478,132)	(1,840,683)
Total capital share transactions	(12,650,305)	(7,556,026)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,771,474	(63,397,016)

NET ASSETS
Beginning of period	187,562,058	250,959,074
End of period (including net investment loss
of $1,510,918 and $57,015, respectively)	$191,333,532	$187,562,058

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,774,028	4,957,519
Class C shares	336,855	1,072,286
Class I shares	467,920	300,545
Shares redeemed:
Class A shares	(3,269,243)	(6,235,324)
Class C shares	(713,692)	(1,033,770)
Class I shares	(171,852)	(224,454)
Total capital share activity	(1,575,984)	(1,163,198)

See notes to financial statements.

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     GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	($177,265)	$20,704
Net realized gain (loss)	2,028,506	1,268,548
Change in unrealized appreciation (depreciation)	4,223,197	(617,594)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,074,438	671,658

Distributions to shareholders from:
Net investment income:
Class A shares	(51,487)	(25,875)
Class C shares	—	(610)
Class Y shares	(2,558)	(67)
Net realized gain:
Class A shares	(1,126,448)	(179,623)
Class C shares	(108,831)	(18,612)
Class Y shares	(10,817)	(866)
Total distributions	(1,300,141)	(225,653)

Capital share transactions:
Shares sold:
Class A shares	14,599,111	30,370,891
Class C shares	2,189,382	2,404,528
Class Y shares	882,303	330,262
Reinvestment of distributions:
Class A shares	896,607	176,507
Class C shares	97,347	17,222
Class Y shares	11,772	548
Redemption fees:
Class A shares	190	666
Class C shares	1	48
Shares redeemed:
Class A shares	(4,627,611)	(4,886,831)
Class C shares	(248,560)	(209,787)
Class Y shares	(217,568)	(13,134)
Total capital share transactions	13,582,974	28,190,920

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,357,271	28,636,925

NET ASSETS
Beginning of period	38,948,383	10,311,458
End of period (including net investment loss and undistributed
net investment income of $177,265 and $54,045, respectively)	$57,305,654	$38,948,383

See notes to financial statements.

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     GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	877,972	1,992,211
Class C shares	135,047	162,837
Class Y shares	51,751	21,109
Reinvestment of distributions:
Class A shares	56,340	11,698
Class C shares	6,260	1,155
Class Y shares	733	36
Shares redeemed:
Class A shares	(276,336)	(336,571)
Class C shares	(15,240)	(14,491)
Class Y shares	(13,005)	(872)
Total capital share activity	823,522	1,837,112

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Each Fund offers three classes of shares of capital stock, Global Alternative Energy offers Class A, C and I shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C in Global Alternative Energy shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securi-

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 29

ties, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2011:

GLOBAL ALTERNATIVE ENERGY	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$188,182,707	-	-	$188,182,707
TOTAL	$188,182,707	-	-	$188,182,707

GLOBAL WATER	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$56,314,104	-	-	$56,314,104
TOTAL	$56,314,104	-	-	$56,314,104

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is

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intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% (1.00% prior to February 1, 2011) of each Fund’s average daily net assets. Under the terms of the agreement, $145,551 and $44,157, was payable at period end for Global Alternative Energy and Global Water, respectively. In addition, $47,116 and $8,839, was payable at period end for operating expenses paid by the Advisor during March 2011 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y (Global Water). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C of each Fund as well as 0.35% for Class Y shares (Global Water) and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement $51,548 and $16,268, was payable at period end for Global Alternative Energy and Global Water, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average

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daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement $55,564 and $15,018, was payable at period end for Global Alternative Energy and Global Water, respectively.

The Distributor received $38,840 and $44,701 as its portion of commissions charged on sales of Global Alternative Energy and Global Water’s Class A shares respectively, for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $103,103 and $18,356 for the six months ended March 31, 2011 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement $16,807 and $3,482, was payable at period end for Global Alternative and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL
	ALTERNATIVE ENERGY	GLOBAL WATER
Purchases	$61,064,507	$28,028,731
Sales	78,072,297	15,140,938

CAPITAL LOSS CARRYFORWARDS
	GLOBAL
EXPIRATION DATE	ALTERNATIVE ENERGY
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)

Capital losses may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their char-

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acter as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Global Alternative Energy intends to elect to defer net foreign currency losses of $57,015 and net capital losses of $38,515,372 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Global
	Alternative Energy	Global Water
Unrealized appreciation	$18,257,158	$5,560,899
Unrealized (depreciation)	(26,166,138)	(640,878)
Net unrealized appreciation/(depreciation)	($7,908,980)	$4,920,021

Federal income tax cost of investments	$196,091,687	$51,394,083

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Global Water Fund and the Global Alternative Energy Fund had no loans outstanding pursuant to this line of credit at March 31, 2011. For the six months ended March 31, 2011, borrowings by the Global Alternative Energy Fund and Global Water Fund under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
	BALANCE	RATE	BORROWED	BORROWED
Global Alternative
Energy	$213,048	1.51%	$2,192,978	February 2011
Global Water	8,471	1.51%	1,404,755	January 2011

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NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class A shares	2011		2010	2009	(z)
Net asset value, beginning	$8.22		$10.45	$12.35
Income from investment operations:
Net investment income (loss)	(.06)		(.07)	(.02)
Net realized and unrealized gain (loss)	.85		(2.16)	(1.88)
Total from investment operations	.79		(2.23)	(1.90)
Total increase (decrease) in net asset value	.79		(2.23)	(1.90)
Net asset value, ending	$9.01		$8.22	$10.45

Total return*	9.61%		(21.34%)	(15.38%)
Ratios to average net assets:A
Net investment income (loss)	(1.46	%) (a)	(.69%)	(.25%)
Total expenses	2.32	% (a)	2.29%	2.37%
Expenses before offsets	1.85	% (a)	1.85%	1.85%
Net expenses	1.85	% (a)	1.85%	1.85%
Portfolio turnover	34%		73%	61%
Net assets, ending (in thousands)	$145,770		$145,314	$198,077

			PerIods ended
			SEPTEMBER 30,	SEPTEMBER 30,
class A shares			2008 (z)	2007	^ (z)
Net asset value, beginning			$16.35	$15.00
Income from investment operations:
Net investment income (loss)			(.15)	(.05)
Net realized and unrealized gain (loss)			(3.85)	1.40
Total from investment operations			(4.00)	1.35
Total increase (decrease) in net asset value			(4.00)	1.35
Net asset value, ending			$12.35	$16.35

Total return*			(24.46%)	9.00%
Ratios to average net assets:A
Net investment income (loss)			(.89%)	(1.04	%) (a)
Total expenses			2.23%	4.94	% (a)
Expenses before offsets			1.86%	1.88	% (a)
Net expenses			1.85%	1.85	% (a)
Portfolio turnover			54%	2%
Net assets, ending (in thousands)			$173,942	$27,537

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class C shares	2011		2010	2009	(z)
Net asset value, beginning	$7.99		$10.26	$12.23
Income from investment operations:
Net investment income (loss)	(.10)		(.15)	(.10)
Net realized and unrealized gain (loss)	.83		(2.12)	(1.87)
Total from investment operations	.73		(2.27)	(1.97)
Total increase (decrease) in net asset value	.73		(2.27)	(1.97)
Net asset value, ending	$8.72		$7.99	$10.26

Total return*	9.14%		(22.12%)	(16.11%)
Ratios to average net assets:A
Net investment income (loss)	(2.46	%) (a)	(1.68%)	(1.24%)
Total expenses	3.13	% (a)	3.10%	3.20%
Expenses before offsets	2.85	% (a)	2.85%	2.85%
Net expenses	2.85	% (a)	2.85%	2.85%
Portfolio turnover	34%		73%	61%
Net assets, ending (in thousands)	$32,904		$33,191	$42,224

			Periods ended
			SEPTEMBER 30,	SEPTEMBER 30,
class c shares			2008 (z)	2007	^^ (z)
Net asset value, beginning			$16.36	$15.66
Income from investment operations:
Net investment income (loss)			(.30)	(.05)
Net realized and unrealized gain (loss)			(3.83)	.75
Total from investment operations			(4.13)	.70
Total increase (decrease) in net asset value			(4.13)	.70
Net asset value, ending			$12.23	$16.36

Total return*			(25.24%)	4.47%
Ratios to average net assets:A
Net investment income (loss)			(1.86%)	(2.23	%) (a)
Total expenses			2.98%	7.70	% (a)
Expenses before offsets			2.86%	2.88	% (a)
Net expenses			2.85%	2.85	% (a)
Portfolio turnover			54%	1%
Net assets, ending (in thousands)			$36,348	$1,515

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009	(z)
Net asset value, beginning	$8.34		$10.56	$12.40
Income from investment operations:
Net investment income (loss)	(.04)		(.02)	.02
Net realized and unrealized gain (loss)	.86		(2.20)	(1.86)
Total from investment operations	.82		(2.22)	(1.84)
Total increase (decrease) in net asset value	.82		(2.22)	(1.84)
Net asset value, ending	$9.16		$8.34	$10.56

Total return*	9.83%		(21.02%)	(14.84%)
Ratios to average net assets:A
Net investment income (loss)	(.99	%) (a)	(.25%)	.23%
Total expenses	1.52	% (a)	1.55%	1.55%
Expenses before offsets	1.40	% (a)	1.40%	1.40%
Net expenses	1.40	% (a)	1.40%	1.40%
Portfolio turnover	34%		73%	61%
Net assets, ending (in thousands)	$12,659		$9,057	$10,658

			Periods ended
			SEPTEMBER 30,	SEPTEMBER 30,
class I shares			2008 (z)	2007	^ (z)
Net asset value, beginning			$16.37	$15.00
Income from investment operations:
Net investment income (loss)			(.09)	(.03)
Net realized and unrealized gain (loss)			(3.88)	1.40
Total from investment operations			(3.97)	1.37
Total increase (decrease) in net asset value			(3.97)	1.37
Net asset value, ending			$12.40	$16.37

Total return*			(24.25%)	9.13%
Ratios to average net assets:A
Net investment income (loss)			(.53%)	(.68	%) (a)
Total expenses			1.76%	5.02	% (a)
Expenses before offsets			1.41%	1.43	% (a)
Net expenses			1.40%	1.40	% (a)
Portfolio turnover			54%	2%
Net assets, ending (in thousands)			$5,824	$3,080

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class A shares	2011	(z)	2010 (z)
Net asset value, beginning	15.40		$14.85
Income from investment operations:
Net investment income (loss)	(.06)		.02
Net realized and unrealized gain (loss)	2.26		.79
Total from investment operations	2.20		.81
Distributions from:
Net investment income	(.02)		(.03)
Net realized gain	(.46)		(.23)
Total distributions	(.48)		(.26)
Total increase (decrease) in net asset value	1.72		.55
Net asset value, ending	$17.12		$15.40

Total return*	14.55%		5.50%
Ratios to average net assets:A
Net investment income (loss)	(.66	%) (a)	16%
Total expenses	2.34	% (a)	2.69%
Expenses before offsets	1.85	% (a)	1.85%
Net expenses	1.85	% (a)	1.85%
Portfolio turnover	33%		61%
Net assets, ending (in thousands)	$50,598		$35,401

	Periods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class A shares	2009	(z)	2008 ^^^
Net asset value, beginning	$15.00		$15.00
Income from investment operations:
Net investment income	.11		—
Net realized and unrealized gain (loss)	(.26)		—
Total from investment operations	(.15)		—
Distributions from:
Net investment income	—		—
Net realized gain	—		—
Total distributions	—		—
Total increase (decrease) in net asset value	(.15)		—
Net asset value, ending	$14.85		$15.00

Total return*	(1.00%)		—
Ratios to average net assets:A
Net investment income	.87%		—
Total expenses	5.78%		—
Expenses before offsets	1.99%		—
Net expenses	1.85%		—
Portfolio turnover	58%		—
Net assets, ending (in thousands)	$9,365		$1,000

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class c shares	2011	(z)	2010 (z)
Net asset value, beginning	$15.12		$14.70
Income from investment operations:
Net investment income (loss)	(0.14)		(.13)
Net realized and unrealized gain (loss)	2.21		.79
Total from investment operations	2.07		.66
Distributions from:
Net investment income	—		(.01)
Net realized gain	(0.46)		(.23)
Total distributions	(0.46)		(.24)
Total increase (decrease) in net asset value	1.61		.42
Net asset value, ending	$16.73		$15.12

Total return*	13.95%		4.51%
Ratios to average net assets:A
Net investment income (loss)	(1.66	%) (a)	(.90%)
Total expenses	3.35	% (a)	3.96%
Expenses before offsets	2.85	% (a)	2.85%
Net expenses	2.85	% (a)	2.85%
Portfolio turnover	33%		61%
Net assets, ending (in thousands)	$5,651		$3,202

	Periods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class c shares	2009	(z)	2008 ^^^
Net asset value, beginning	$15.00		$15.00
Income from investment operations:
Net investment income	**		—
Net realized and unrealized gain (loss)	(.30)		—
Total from investment operations	(.30)		—
Distributions from:
Net investment income	—		—
Net realized gain	—		—
Total distributions	—		—
Total increase (decrease) in net asset value	(.30)		—
Net asset value, ending	$14.70		$15.00

Total return*	(2.00%)		—
Ratios to average net assets:A
Net investment income	.03%		—
Total expenses	11.38%		—
Expenses before offsets	2.99%		—
Net expenses	2.85%		—
Portfolio turnover	58%		—
Net assets, ending (in thousands)	$915		$1

See notes to financial highlights.

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GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class Y shares	2011	(z)	2010 (z)
Net asset value, beginning	$15.44		$14.83
Income from investment operations:
Net investment income (loss)	(.02)		.09
Net realized and unrealized gain (loss)	2.24		.77
Total from investment operations	2.22		.86
Distributions from:
Net investment income	(.11)		(.02)
Net realized gain	(.46)		(.23)
Total distributions	(.57)		(.25)
Total increase (decrease) in net asset value	1.65		.61
Net asset value, ending	$17.09		$15.44

Total return*	14.62%		5.84%
Ratios to average net assets:A
Net investment income	(.38	%) (a)	.61%
Total expenses	5.40	% (a)	8.03%
Expenses before offsets	1.60	% (a)	1.60%
Net expenses	1.60	% (a)	1.60%
Portfolio turnover	33%		61%
Net assets, ending (in thousands)	$1,057		$345

	Periods ended
SEPTEMBER 30,			SEPTEMBER 30,
class Y shares	2009	(z)	2008 ^^^
Net asset value, beginning	$15.00		$15.00
Income from investment operations:
Net investment income	.08		—
Net realized and unrealized gain (loss)	(.25)		—
Total from investment operations	(.17)		—
Distributions from:
Net investment income	—		—
Net realized gain	—		—
Total distributions	—		—
Total increase (decrease) in net asset value	(.17)		—
Net asset value, ending	$14.83		$15.00

Total return*	(1.13%)		—
Ratios to average net assets:A
Net investment income	.60%		—
Total expenses	145.92%		—
Expenses before offsets	1.74%		—
Net expenses	1.60%		—
Portfolio turnover	58%		—
Net assets, ending (in thousands)	$31		$1

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
^	From May 31, 2007, inception.
^^	From July 31, 2007, inception.
^^^	From September 30, 2008, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Calvert Global Alternative Energy Fund

At a meeting held on December 7, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one- and three year periods ended June 30, 2010. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total

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expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Board also took into account the reduction in the advisory fee. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and

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the Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subad-visory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the sub-advisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Fund; and (f) the Fund ‘s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Global Water Fund

At a meeting held on December 7, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship

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with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its benchmarks and with that of comparable mutual funds. This comparison indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2010. The data also indicated that the Fund underperformed its Lipper index for the one-year period ended June 30, 2010. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Funds. The Board noted the reduction in the advisory fee. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and

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the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the

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services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-year period ended June 30, 2010, as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund’s performance; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the

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Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:   June 2, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 2, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:  June 2, 2011